 Exhibit 10.50

AIR COMMERCIAL REAL ESTATE ASSOCIATION
STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE – NET

(DO NOT USE THIS FORM FOR MULTI-TENANT BUILDINGS)

1.

Basic Provisions (“Basic Provisions”).

1.1

Parties: This Lease (“Lease”), dated for reference purposes only April 24, 2009                                                                              ,

is made by and between NBP Partners I, LLC, a California limited liability company

                                                                                                                                                                                                                               (“Lessor”)

and Streamray Studios Inc., a Nevada corporation

                                                                                                                                                                                                                             (“Lessee”),

(collectively the “Parties,” or individually a “Party”).  See Addendum

1.2

Premises: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this

Lease, and commonly known as 19749 Dearborn Street, Chatsworth 91311                                                                                                                     ,

located in the County of Los Angeles                                                 , State of California                                                                                                   ,

and generally described as (describe briefly the nature of the property ~~and, if applicable, the “Project”, if the property is located within a Project)~~

a light industrial building consisting of approximately 35,400 square feet (“Building”)

located on Lot 34 of Tract 26561 as identified on the attached Exhibit A - See Addendum

                                                                                                                                                                                        (“Premises”). (See also Paragraph 2)

1.3

Term:                                            years and approximately 60         months (“Original Term”) commencing

on the date by which all of the following have occurred: (i) this Lease is executed and delivered by both Landlord and Tenant, (ii) Tenant has paid to Landlord all amounts due under paragraph 1.6 of this Lease, (iii) Tenant has delivered evidence to Landlord that all insurance required to be provided by Tenant has been obtained, and (iv) Landlord delivers possession of the Premises to Tenant

(“Commencement Date”) and ending on the last day of the 60th full calendar month

following the Commencement Date                                                             (“Expiration Date”).  (See also Paragraph 3)

1.4

Early Possession: N/A                                                                                                               (“Early Possession Date”).

(See also Paragraphs 3.2 and 3.3)

1.5

Base Rent: $19, 470.00            per month (“Base Rent”), payable on the first                                            day of

each month commencing on the Commencement Date.  See Addendum

                                                                                                                                                                                                       . (See also Paragraph 4)

☑ If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted.

1.6

Base Rent and Other Monies Paid Upon Execution:

(a)

Base Rent: $19,470 .00         for the ~~period~~ first month of the Term for which Base Rent

is due                                                                                                                                                                .

(b)

Security Deposit: $19, 470.00          (“Security Deposit”).  (See also Paragraph 5)

/s/ illegible initials	PAGE 1 OF 32

INITIALS		INITIALS

© 2001 – AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM STN-9-3/06E

(c)

Association Fees: $N/A                 for the period

(d)

Other: $None                                for

(e)

Total Due Upon Execution of this Lease:  $38,940.00                                                                                  .

1.7

Agreed Use:

General business and uses consistent with an adult entertainment internet company,

including administration, web design, photograph and video content production and internet streaming.  Additional permissible uses include internet services provider, including payment processing, web hosting,

customer service and related services and legally related uses thereto.

                                                                                                                                                                      .  (See also Paragraph 6)

1.8

Insuring Party: Lessor is the “Insuring Party” unless otherwise stated herein. (See also Paragraph 8)

1.9

Real Estate Brokers: (See also Paragraph 15)

(a)

Representation: The following real estate brokers (the “Brokers”) and brokerage relationships exist in this transaction
(check applicable boxes):

☑ Delphi Business Properties (Scott Caswell)                                                                                     represents Lessor exclusively (“Lessor’s Broker”);

☑ Newmark Knight Frank                                                                                                              represents Lessee exclusively (“Lessee’s Broker” ); or

☐                                                                                                                                                      represents both Lessor and Lessee (“Dual Agency”).

(b)

Payment to Brokers: Upon execution and delivery of this Lease by both Parties, Lessor shall pay to the Broker the fee agreed to in their separate written agreement (~~or if there is no such agreement, the sum of                or                 % of the total Base Rent~~) for the brokerage services rendered by the Brokers.

1.10

Guarantor. The obligations of the Lessee under this Lease are to be guaranteed by FriendFinder Networks Inc.

                                                                                                                        (“Guarantor”).  (See also Paragraph 37)

1.11

Attachments.  Attached hereto are the following, all of which constitute a part of this Lease:

☑  an Addendum consisting of Paragraphs 1.1                through  54                        ;

☑  a plot plan depicting the Premises;

☐  a current set of the Rules and Regulations;

☐  a Work Letter;

☑  other (specify): Rent Adjustment (s) Standard Lease Addendum - Paragraph 51.

2.

Premises.

2.1

Letting.  Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of size set forth in this Lease, or that may have been used in calculating Rent, is an approximation which the Parties agree is reasonable and any payments based thereon are not subject to revision whether or not the actual size is more or less.  Note: Lessee is advised to verify the actual size prior to executing this Lease.

/s/ illegible initials	PAGE 2 OF 32

INITIALS		INITIALS

© 2001 – AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM STN-9-3/06E

2.2

Condition.  Lessor shall deliver the Premises to Lessee broom clean and free of debris on the Commencement Date or the Early Possession Date, whichever first occurs (“Start Date”), and~~, so long as the required service contracts described in Paragraph 7.1(b) below are obtained by Lessee and in effect within thirty days following the Start Date,~~ warrants that the existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems (“HVAC”), loading doors, sump pumps, if any, and all other such elements in the Premises, other than those constructed by Lessee, shall be in good operating condition on said date, that the structural elements of the roof, bearing walls and foundation of any buildings on the Premises (the “Building”) shall be free of material defects, and that the Premises do not contain hazardous levels of any mold or fungi defined as toxic under applicable state or federal law.  If a non-compliance with said warranty exists as of the Start Date, or if one of such systems or elements should malfunction or fall within the appropriate warranty period, Lessor shall, as Lessor’s sole obligation with respect to such matter, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity (if known to Lessee) the nature and extent of such non-compliance, malfunction or failure, rectify same at Lessor’s expense. The warranty periods shall be as follows: (i) 6 months as to the HVAC systems, and (ii) 30 days as to the remaining systems and other elements of the Building. If Lessee does not give Lessor the required notice within the appropriate warranty period, correction of any such non-compliance, malfunction or failure shall be the obligation of Lessee at Lessee’s sole cost and expense.

2.3

Compliance.  Lessor warrants that to the best of its knowledge the improvements on the Premises comply with the building codes, applicable laws, covenants or restrictions of record, regulations, and ordinances (“Applicable Requirements”) that were in effect at the time that each improvement, or portion thereof, was constructed. Said warranty does not apply to the use to which Lessee will put the Premises, modifications which may be required by the Americans with Disabilities Act or any similar laws as a result of Lessee’s use (see Paragraph 50), or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee.  NOTE: Lessee is responsible for determing whether or not the Applicable Requirements, and especially the zoning, are appropriate for Lessee’s intended use, and acknowledges that past uses of the Premises may no longer be allowed. if the Premises do not comply with said warranty, Lessor shall, except as otherwise provided, promptly after receipt of written notice from Lessee setting forth with specificity (if known to Lessee) the nature and extent of such non-compliance, rectify the same at Lessor’s expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within 6 months following the Start Date, correction of that non-compliance shall be the obligation of Lessee at Lessee’s sole cost and expense. If the Applicable Requirements are hereafter changed so as to require during the term of this Lease the construction of an addition to or an alteration of the Premises and/or Building, the remediation of any Hazardous Substance, or the reinforcement or other physical modification of the Unit, Premises and/or Building (“Capital Expenditure”), Lessor and Lessee shall allocate the cost of such work as follows:

(a) Subject to Paragraph 2.3(c) below, if such Capital Expenditures are required as a result of the specific and unique use of the Premises by Lessee as compared with uses by tenants in general, Lessee shall be fully responsible for the cost thereof, provided, however that if such Capital Expenditure is required during the last 1 year ~~2-years~~ of this Lease and the cost thereof exceeds 6 months’ Base Rent, Lessee may instead terminate this Lease unless Lessor notifies Lessee, in writing, within 10 days after receipt of Lessee’s termination notice that Lessor has elected to pay the difference between the actual cost thereof and an amount equal to 6 months’ Base Rent. If Lessee elects termination, Lessee shall immediately cease the use of the Premises which requires such Capital Expenditure and deliver to Lessor written notice specifying a termination date ~~at least 90 days thereafter~~. Such termination date shall, however, in no event be earlier than the last day that Lessee could legally utilize the Premises without commencing such Capital Expenditure.

/s/ illegible initials	PAGE 3 OF 32

INITIALS		INITIALS

© 2001 – AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM STN-9-3/06E

(b) If such Capital Expenditure is not the result of the specific and unique use of the Premises by Lessee (such as, governmentally mandated seismic modifications), then Lessor shall pay for such Capital Expenditure and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease, on the date that on which the Base Rent is due, an amount equal to 144th of the portion of such costs reasonably attributable to the Premises.  Lessee shall pay Interest on the balance but may prepay its obligation at any time.  If, however, such Capital Expenditure is required during the last 1 year ~~2 years~~ of this Lease ~~or if Lessor reasonably determines that it is not economically feasible to pay its share thereof~~, Lessor shall have the option to terminate this Lease upon 90 days prior written notice to Lessee unless Lessee notifies Lessor, in writing, within 10 days after receipt of Lessor’s termination notice that Lessee will pay for such Capital Expenditure.  ~~If Lessor does not elect to terminate, and fails to tender its share of any such Capital Expenditure, Lessee may advance such funds and deduct same, with interest, from Rent until Lessor’s share of such costs have been fully paid.  If Lessee is unable to finance Lessor’s share, or if the balance of the Rent due and payable for the remainder of this Lease is not sufficient to fully reimburse Lessee on an offset basis, Lessee shall have the right to terminate this Lease upon 30 days written notice to Lessor.~~

(c) Notwithstanding the above, the provisions concerning Capital Expenditures are intended to apply only to non-voluntary, unexpected, and new Applicable Requirements. If the Capital Expenditures are instead triggered by Lessee as a result of an actual or proposed change in use, change in intensity of use, or modification to the Premises then, and in that event, Lessee shall either: (i) immediately cease such changed use or intensity of use and/or take such other steps as may be necessary to eliminate the requirement for such Capital Expenditure, or (ii) complete such Capital Expenditure at its own expense. Lessee shall not, however, have any right to terminate this Lease,

2.4

Acknowledgements.  Lessee acknowledges that: (a) it has been advised by Lessor and/or Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements and the Americans with Disabilities Act), and their suitability for Lessee’s intended use, (b) Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, and (c) neither Lessor, Lessor’s agents, nor Brokers have made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease. In addition, Lessor acknowledges that: (i) Brokers have made no representations, promises or warranties concerning Lessee’s ability to honor the Lease or suitability to occupy the Premises, and (ii) it is Lessor’s sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

~~2.5           Lessee as Prior Owner/Occupant.  The warranties made by Lesser in Paragraph 2 shall be of no force or effect if immediately prior to the Start Date Lessee was the owner or occupant of the Premises.  In such event, Lessee shall be responsible for any necessary corrective work.~~

3.

Term.

3.1

Term.  The Commencement Date, Expiration Date and Original Term of this Lease areas specified in Paragraph 1.3.

~~3.2           Early Possession.  If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession.  All other terms of this Lease (including but not limited to the obligations to pay Real Property Taxes and Insurance premiums and to maintain the Premises) shall be in effect during such period.  Any such early possession shall not affect the Expiration Date.~~

3.3

Delay In Possession.  Lessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises to Lessee by the Commencement Date. If, despite said efforts, Lessor is unable to deliver possession by such date, Lessor shall not be subject to any

/s/ illegible initials	PAGE 4 OF 32

INITIALS		INITIALS

© 2001 – AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM STN-9-3/06E

liability therefor, nor shall such failure affect the validity of this Lease. Lessee shall not, however, be obligated to pay Rent or perform its other obligations until Lessor delivers possession of the Premises and any period of rent abatement that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Lessee. If possession is not delivered by May 1, 2009 ~~within 60 days after the Commencement Date~~, Lessee may, at its option, by notice in writing within 10 days after the end of such date ~~60 day period~~, cancel this Lease, in which event the Parties shalt be discharged from all obligations hereunder. If such written notice is not received by Lessor within said 10 day period, Lessee’s right to cancel shall terminate. If possession of the Premises is not delivered by June I, 2009 ~~within 120 days after the Commencement-Date~~, this Lease shall terminate unless other agreements are reached between Lessor and Lessee, in writing.

3.4 Lessee Compliance.  Lessor shall not be required to deliver possession of the Premises to Lessee until Lessee complies with its obligation to provide evidence of insurance (Paragraph 8.5).  ~~Pending delivery of such evidence, Lessee shall be required to perform all of its obligations under this Lease from and after the Start Date, including the payment of Rent, notwithstanding Lessor’s election to withhold possession pending receipt of such evidence of insurance.  Further, if Lessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Lessor may elect to withhold possession until such conditions are satisfied.~~

4.

Rent

4.1.

Rent Defined.  All monetary obligations of Lessee to Lessor under the terms of this Lease (except for the Security Deposit) are deemed to be rent (“Rent”).

4.2

Payment.  Lessee shall cause payment of Rent to be received by Lessor in lawful money of the United States, without offset or deduction (except as specifically permitted in this Lease), on or before the day on which it is due. All monetary amounts shall be rounded to the nearest whole dollar. In the event that any invoice prepared by Lessor is inaccurate such inaccuracy shall not constitute a waiver and Lessee shall be obligated to pay the amount set forth in this Lease. Rent for any period during the term hereof which is for less than one full calendar month shall be prorated based upon the actual number of days of said month. Payment of Rent shall be made to Lessor at its address stated herein or to such other persons or place as Lessor may from time to time designate in writing. Acceptance of a payment which is less than the amount then due shall not be a waiver of Lessor’s rights to the balance of such Rent, regardless of Lessor’s endorsement of any check so stating. In the event that any check, draft, or other instrument of payment given by Lessee to Lessor is dishonored for any reason, Lessee agrees to pay to Lessor the sum of $25 in addition to any Late Charge and Lessor, at its option, may require all future Rent be paid by wire transfer ~~cashier’s check~~.  Payments will be applied first to accrued late charges and attorney’s fees, second to accrued Interest, then to Base Rent and Common Area Operating Expenses, and any remaining amount to any other outstanding charges or costs.

~~4.3            Association Fees.  In addition to the Base Rent, Lessee shall pay to Lessor each month an amount equal to any owner’s association or condominium fees levied or assessed against the Premises.  Said monies shall be paid at the same time and in the same manner as the Base Rent.~~

5.

Security Deposit.  Lessee shall deposit with Lessor upon execution hereof the Security Deposit as security for Lessee’s faithful performance of its obligations under this Lease. If Lessee fails to pay Rent, or otherwise Defaults under this Lease, Lessor may after delivery of written notice thereof to Lessee and Lessee’s failure to cure such default within 10 days of the delivery of such notice, use, apply or retain all or any portion of said Security Deposit for the payment of any amount due already due Lessor, for Rents which will be due in the future, and/or to reimburse or compensate Lessor for any liability, expense, loss or damage which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any

/s/ illegible initials	PAGE 5 OF 32

INITIALS		INITIALS

© 2001 – AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM STN-9-3/06E

portion of the Security Deposit, Lessee shall within 10 days after written request therefor deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease.  ~~If the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional monies with Lessor so that the total amount of the Security Deposit shall at all times bear the same proportion to the increased Base Rent as the initial Security Deposit bore to the initial Base Rent.  Should the Agreed Use be amended to accommodate a material change in the business of Lessee or to accommodate a sublessee or assignee, Lessor shall have the right to increase the Security Deposit to the extent necessary, in Lessor’s reasonable judgment, to account for any increased wear and tear that the Premises may suffer as a result thereof.~~  If a change in control of Lessee occurs during this Lease and following such change the financial condition of Lessee is, in Lessor’s reasonable judgment, significantly reduced, Lessee shall deposit such additional monies with Lessor as shall be sufficient to cause the Security Deposit to be at a commercially reasonable level based on such change in financial condition. Lessor shall not be required to keep the Security Deposit separate from its general accounts. Within 30 ~~90~~ days after the expiration or termination of this Lease, Lessor shall return that portion of the Security Deposit not used or applied by Lessor. No part of the Security Deposit shall be considered to be held in trust, to bear interest or to be prepayment for any monies to be paid by Lessee under this Lease. Notwithstanding anything to the contrary in this Lease, Lessor shall comply with California Civil Code Section 1950.7 if Lessee sells the Premises. If Lessor fails to do so or if the Security Deposit is not transferred for any other reason to a successor owner of the Premises, Lessee may apply the Security Deposit (less any amounts previously applied by Lessor) to the next rent due under this Lease.

6.

Use.

6.1

Use.  Lessee shall use and occupy the Premises only for the Agreed Use, or any other legal use approved by Lessor (which approval shall not be unreasonably withheld or delayed), ~~which is reasonably comparable thereto,~~  and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste or a nuisance, or that disturbs occupants of or causes damage to neighboring premises or properties. Other than guide, signal and seeing eye dogs and animals temporarily located on the Premises for use in connection with Lessor’s production activities, Lessee shall not keep or allow in the Premises any pets, animals, birds, fish, or reptiles. Lessor shall not unreasonably withhold or delay its consent to any written request for a modification of the Agreed Use, so long as the same will not impair the structural integrity of the improvements on the Premises or the mechanical or electrical systems therein, and/or is not significantly more burdensome to the capability of the Premises unless paid for by Lessee. If Lessor elects to withhold consent, Lessor shall within 7 days after such request give written notification of same, which notice shall include an explanation of Lessor’s objections to the change in the Agreed Use.

6.2

Hazardous Substances.

(a) Reportable Uses Require Consent.  The term “Hazardous Substance” as used in this Lease shall mean any product, substance, or waste whose presence, use, manufacture, disposal, transportation, or release, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, and/or crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in or on the Premises which constitutes a Reportable Use of Hazardous Substances without the express prior written consent of Lessor and timely compliance (at Lessee’s expense) with all Applicable Requirements. “Reportable Use” shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and/or (iii) the presence at the Premises of a Hazardous Substance with respect

/s/ illegible initials	PAGE 6 OF 32

INITIALS		INITIALS

© 2001 – AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM STN-9-3/06E

to which any Applicable Requirements requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may use any ordinary and customary materials reasonably required to be used in the normal course of the Agreed Use, ordinary office supplies (copier toner, liquid paper, glue, etc.), materials used in interior set production construction activities, such as paint and adhesives, and common household cleaning materials, so long as such use is in compliance with all Applicable Requirements, is not a Reportable Use, and does not expose the Premises or neighboring property to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may condition its consent to any Reportable Use upon receiving such additional assurances as Lessor reasonably deems necessary to protect itself, the public, the Premises and/or the environment against damage, contamination, injury and/or liability, including, but not limited to, the installation (and removal on or before Lease expiration or termination) of protective modifications (such as concrete encasements) and/or increasing the Security Deposit.

(b) Duty to Inform Lessor.  If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor, and provide Lessor with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Substance.

(c) Lessee Remediation.  Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee’s expense, comply with all Applicable Requirements and take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance brought onto the Premises during the term of this Lease, by or for Lessee, or any third party.

(d) Lessee Indemnification.  Lessee shall indemnify, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, claims, expenses, penalties, and attorneys’ and consultants’ fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee~~, or any third party~~ (provided, however, that Lessee shall have no liability under this Lease with respect to underground migration of any Hazardous Substance under the Premises from adjacent properties not caused or contributed to by Lessee). Lessee’s obligations shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.

(e) Lessor Indemnification.  Lessor and its successors and assigns shall indemnify, defend, reimburse and hold Lessee, its employees and lenders, harmless from and against any and all environmental damages, including the cost of remediation, which result from Hazardous Substances which existed on the Premises prior to Lessee’s occupancy or which are caused by the gross negligence or willful misconduct of Lessor, its agents or employees. Lessor’s obligations, as and when required by the Applicable Requirements, shall include, but not be limited to, the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease.

(f) Investigations and Remediations.  Lessor shall retain the responsibility and pay for any investigations or remediation measures required by governmental entities having jurisdiction with respect to the existence of Hazardous Substances on the Premises prior to

/s/ illegible initials	PAGE 7 OF 32

INITIALS		INITIALS

© 2001 – AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM STN-9-3/06E

Lessee’s occupancy, unless such remediation measure is required as a result of Lessee’s use (including “Alterations”, as defined in paragraph 7.3(a) below) of the Premises, in which event Lessee shall be responsible for such payment. Lessee shall cooperate fully in any such activities at the request of Lessor, including allowing Lessor and Lessor’s agents to have reasonable access to the Premises at reasonable times in over to carry out Lessor’s investigative and remedial responsibilities.

(g) Lessor Termination Option.  If a Hazardous Substance Condition (see Paragraph 9.1(e)) occurs during the term of this Lease, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by the Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor’s rights under Paragraph 6.2(d) and Paragraph 13), Lessor may, at Lessor’s option, either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor’s expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to remediate such condition exceeds 12 times the then monthly Base Rent or $250,000 ~~$100,000~~, whichever is greater, and a material part of the Premises is required to accomplish the remediation, give written notice to Lessee, within 30 days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition, of Lessor’s desire to terminate this Lease as of the date 60 days following the date of such notice. In the event Lessor elects to give a termination notice, Lessee may, within 10 days thereafter, give written notice to Lessor of Lessee’s commitment to pay the amount by which the cost of the remediation of such Hazardous Substance Condition exceeds an amount equal to 12 times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within 30 days following such commitment. In such event, this Lease shall continue in full force and effect, and Lessor shall proceed to make such remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time provided, this Lease shall terminate as of the date specified in Lessor’s notice of termination.

6.3

Lessee’s Compliance with Applicable Requirements.  Except as otherwise provided in this Lease, Lessee shall, at Lessee’s sole expense, fully, diligently and in a timely manner, materially comply with all Applicable Requirements relating to Lessee’s use of the Premises, the requirements of any applicable fire insurance underwriter or rating bureau relating to Lessee’s use of the Premises, and the recommendations of Lessor’s engineers and/or consultants which relate in any manner to the such Requirements, without regard to whether such Requirements are now in effect or become effective after the Start Date relating to Lessee’s use of the Premises.  Lessee shall, within 10 days after receipt of Lessor’s written request, provide Lessor with copies of all permits and other documents, and other information evidencing Lessee’s compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving the failure of Lessee or the Premises to comply with any Applicable Requirements. Likewise, Lessee shall immediately give written notice to Lessor of:  (i) any water damage to the Premises and any suspected seepage, pooling, dampness or other condition conducive to the production of mold; or (ii) any mustiness or other odors that might indicate the presence of mold in the Premises.

6.4

Inspection; Compliance.  Lessor and Lessor’s “Lender” (as defined in Paragraph 30) and consultants shall have the right to enter into Premises at any time, in the case of an emergency, and otherwise at reasonable times during normal business hours after reasonable notice of no less than 24 hours written notice, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease. The cost of any such inspections shall be paid by Lessor, unless a violation of Applicable Requirements by Lessee, or a Hazardous Substance Condition for which Lessee is responsible (see paragraph 9.1) is found to exist or be imminent, or the inspection is requested or ordered by a governmental authority. In such case, Lessee shall upon request reimburse Lessor for the cost of such inspection, so long as such inspection is

/s/ illegible initials	PAGE 8 OF 32

INITIALS		INITIALS

© 2001 – AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM STN-9-3/06E

reasonably related to the violation or contamination. In addition, Lessee shall provide copies of all relevant material safety data sheets (MSDS) to Lessor within 10 days of the receipt of a written request therefor.

7.

Maintenance; Repairs, Utility Installations; Trade Fixtures and Alterations.

7.1

Lessee’s Obligations.

(a) In General.  Subject to the provisions of Paragraph 2.2 (Condition), 2.3 (Compliance), 6.3 (Lessee’s Compliance with Applicable Requirements), 7.1(b) (Service Contracts), 7.2 (Lessor’s Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee’s sole expense, keep the Premises, Utility installations (intended for Lessee’s exclusive use, no matter where located), and Alterations in the same good order, condition and repair as on the Commencement Date, ordinary wear and tear excepted, (whether or not the portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee’s use, any prior use, the elements or the age of such portion of the Premises), including, but not limited to, all equipment or facilities, such as plumbing, HVAC equipment, electrical, lighting facilities, boilers, pressure vessels, fire protection system, fixtures, non-structural elements of walls (interior and exterior), ~~foundations,~~ ceilings, non-structural elements of roofs, roof drainage systems, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining wails, signs, sidewalks and parkways located in, on, or adjacent to the Premises. Notwithstanding the foregoing, Lessee shall not be obligated to repair plumbing in or under the slab of the Building unless the need for such repairs is caused by the conduct of Lessee, its agents, contractors, employees or invitees. Lessee, in keeping the Premises in such ~~good~~ order, condition and repair, shall exercise and perform good maintenance practices, excluding ~~specifically including~~ the procurement and maintenance of the service contacts required to be provided by Lessor under by Paragraph 7.1(b) below. Lessee’s obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in the same ~~good~~ order, condition and state of repair as on the Commencement Date, ordinary wear and tear excepted. Lessee shall, during the term of this Lease, keep the exterior appearance of the Building in a ~~first-class~~ condition (including, e.g. graffiti removal) consistent with the exterior appearance of other similar facilities of comparable age and size in the vicinity, i~~ncluding, when necessary,~~ excluding, however, the exterior repainting of the Building.

(b) Service Contracts.  ~~Lessee~~ Lessor shall, at Lessee’s sole expense, procure and maintain contracts at competitive rates, with copies to ~~Lessor~~ Lessee, in customary form and substance for, and with contractors not affiliated with Lessor specializing and experienced in the maintenance of the following equipment and improvements, if any, if and when installed on the Premises: (i) HVAC equipment, (ii) boiler, and pressure vessels, (iii) fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering and drains, (vi) clarifiers (vii) basic utility feed to the perimeter of the Building, and (viii) any other equipment, if reasonably required by Lessor. If Lessee reasonably objects to any service contract obtained by Lessor, Lessee may deliver written notice thereof to Lessor, and Lessor shall terminate the objectionable service contract and shall enter into a new service contract with another reputable contractor named by Lessee that provides the applicable service.  ~~However, Lessor reserves the right, upon notice to Lessee, to procure and maintain any or all of such service contracts, and~~ Lessee shall reimburse Lessor, upon demand, for the cost of such service contracts including any termination costs for contracts terminated at Lessee’s request. ~~thereof.~~

(c) Failure to Perform.  If Lessee falls to perform Lessee’s obligations under this Paragraph 7.1, Lessor may enter upon the Premises after 10 days’ prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee’s behalf, and put the Premises in good order, condition and repair, and Lessee shall promptly pay to Lessor a sum equal to 115% of the cost thereof.

/s/ illegible initials	PAGE 9 OF 32

INITIALS		INITIALS

© 2001 – AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM STN-9-3/06E

(d) Replacement.  Subject to Lessee’s indemnification of Lessor as set forth in Paragraph 8.7 below, and without relieving Lessee of liability resulting from Lessee’s failure to exercise and perform good maintenance practices, if an item described in Paragraph 7.1(b) cannot be repaired other than at a cost which is in excess of 50% of the cost of replacing such item, then such item shall be replaced by Lessor, and the cost thereof shall be prorated between the Parties and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease, on the date on which Base Rent is due, an amount equal to the product of multiplying the cost of such replacement by a fraction, the numerator of which is one, and the denominator of which is 144 (i.e. 1/144th of the cost per month). Lessee shall pay Interest on the unamortized balance but may prepay its obligation at any time.

7.2

Lessor’s Obligations.  Except as otherwise expressly provided in this Lease and S subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance), 7,1(b) (Service Contracts), 9 (Damage or Destruction) and 14 (Condemnation), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, or the equipment therein, all of which obligations are intended to be that of the Lessee; provided that Lessor shall be responsible for and shall repair and maintain, at Lessor’s expense, the structural components of the Building’s foundation, exterior walls and roof and shall repair and restripe the parking areas on the Premises, unless such repair and maintenance is respired because of gross negligence or willful misconduct of Lessee, in which case Lessee shall pay such expenses incurred due to its negligence or misconduct, ordinary wear and tear excepted. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises, and they expressly waive the benefit of any statute now or hereafter in effect to the extant it is inconsistent with the terms of this Lease.

7.3

Utility Installations; Trade Fixtures; Alterations.

(a) Definitions.  The term “Utility Installations” refers to all floor and window coverings, air and/or vacuum lines, power panels, electrical distribution, security and fire protection systems, communication cabling, lighting fixtures, HVAC equipment, plumbing, and fencing in or on the Premises. The term “Trade Fixtures” shall mean Lessee’s machinery and equipment that can be removed without doing material damage to the Premises. The term “Alterations” shall mean any modification of the improvements, other than Utility Installations or Trade Fixtures, whether by addition or deletion. “Lessee Owned Alterations and/or Utility Installations” are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a).

(b) Consent.  Lessee shall not make any Alterations or Utility Installations to the Premises without Lessor’s prior written consent. Lessee may, however, make non-structural Utility Installations and Alterations to the Interior of the Premises as part of Lessee’s installation of additional office space (excluding the roof) without such consent but upon prior written notice to Lessor including detailed plans therefor, as long as they are not visible from the outside, do not involve puncturing, relocating or removing Lease the roof or any existing walls, will not affect the electrical, plumbing, HVAC, and/or life safety systems, and the cumulative cost thereof during this Lease as extended does not exceed a sum equal to $200,000 ~~3 month’s Base Rent~~ in the aggregate ~~or a sum equal to one month’s Base Rent. – in any one year~~. Notwithstanding the foregoing, Lessee shall not make or permit any roof penetrations and/or install anything on the roof without the prior written approval of Lessor. Lessor may, as a precondition to granting such approval, require Lessee to utilize a contractor ~~chosen and/or~~ approved by Lessor. Any Alterations or Utility Installations that Lessee shall desire to make and ~~which require the consent of the Lessor~~ shall be presented to Lessor in written form with detailed plans. Consent shall be deemed conditioned upon Lessee’s: (i) acquiring all applicable governmental permits, (ii) furnishing Lessor with copies of both the permits and the plans and specifications prior to commencement of the work, and (iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner. Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and sufficient

/s/ illegible initials	PAGE 10 OF 32

INITIALS		INITIALS

© 2001 – AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM STN-9-3/06E

materials. Lessee shall promptly upon completion furnish Lessor with as-built plans and specifications. Notwithstanding the foregoing, Lessee may without Lessor’s consent install, construct and reconstruct any interior production sets that are not visible from the outside, do not affect any structural wall, the roof or any other structural component of the Building or any of the Building’s mechanical or electrical systems and comply with all Applicable Requirements. Lessor acknowledges that Lessee intends to improve the Premises by constructing additional office space and filming sets and agrees not to unreasonably withhold its consent to such Improvements. ~~For work which costs an amount in excess of one month’s Base Rent, Lessor may condition its consent upon Lessee providing a lien and completion bond in an amount equal to 150% of the estimated cost of such Alteration or Utility installation and/or upon Lessee’s posting an additional Security Deposit with Lessor.~~

(c) Liens; Bonds.  Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic’s or materialmen’s lien against the Premises or any interest therein. Lessee shall give Lessor not less than 10 days notice prior to the commencement of any work in, on or about the Premises, and Lessor shalt have the right to post notices of non-responsibility. If Lessee shall contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If Lessor shall require, Lessee shall furnish a surety bond in an amount equal to 150% of the amount of such contested lien, claim or demand, indemnifying Lessor against liability for the same. If Lessor elects to participate in any such action, Lessee shall pay Lessor’s attorneys’ fees and costs.

7.4

Ownership; Removal; Surrender; and Restoration.

(a) Ownership.  Subject to Lessor’s right to require removal or elect ownership as provided in paragraph 7.4(b) and as hereinafter provided, all Alterations and Utility Installations made by Lessee shall be the property of Lessee, but considered a part of the Premises.  ~~Lessor may, at any time, elect in writing to be the owner of all or any specified part of the Lessee Owned Alterations and utility Installations.~~  Unless otherwise instructed per paragraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations, excluding any video production sets, shall, at the expiration or termination of this Lease, become the property of Lessor and be surrendered by Lessee with the Premises.

(b) Removal.  By delivery to Lessee of written notice from Lessor given at the time Lessor gives its consent (if consent is required) and not earlier than 90 and not later than 30 days prior to the end of the term of this Lease if consent is not required and is not given, Lessor may require that any or all Lessee Owned Alterations, or Utility Installations or production sets be removed by the expiration or termination of this Lease. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without Lessor’s ~~the required~~ consent if consent is required and Lessee does not obtain Lessor’s consent.

(c) Surrender; Restoration.  Lessee shall surrender the Premises by the Expiration Date or any earlier termination date, with all of the improvements, parts and surfaces thereof broom clean and free of debris, and in the same condition as received ~~good operating order, condition and state of repair~~, ordinary wear and “tear” excepted, provided that Lessee need not restore any improvements demolished with the written consent of Lessor. “Ordinary wear and tear” shall not include any damage or deterioration that would have been prevented by good maintenance practice.  ~~Notwithstanding the foregoing, if this Lease is for 12 months or less, then Lessee shall surrender the Premises in the same condition as delivered to Lessee on the Start Date with NO allowance for ordinary wear and tear.~~  Lessee shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures, Lessee owned Alterations and/or Utility Installations, furnishings, and equipment as well as the removal of any storage tank installed by or for Lessee. Lessee shall completely remove from the Premises any and all Hazardous Substances brought onto the Premises by or for Lessee, ~~or any third party (except Hazardous Substances which were deposited via underground migration from areas outside of the Premises,~~

/s/ illegible initials	PAGE 11 OF 32

INITIALS		INITIALS

© 2001 – AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM STN-9-3/06E

~~or if applicable, the Premises)~~ even if such removal would require Lessee to perform or pay for work that exceeds statutory requirements. Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee. Any personal property of Lessee not removed on or before the Expiration Date or any earlier termination date shall be deemed to have been abandoned by Lessee and may be disposed of or retained by Lessor as Lessor may desire. The failure by Lessee to timely vacate the Premises pursuant to this Paragraph 7.4(c) without the express written consent of Lessor shall constitute a holdover under the provisions of Paragraph 26 below.

8.

Insurance; Indemnity.  See Addendum.

8.1

Payment For Insurance.  Lessee shall pay for all insurance required under Paragraph 8 ~~except to the extend of the cost attributable to liability insurance carried by Lessor under Paragraph 8.2(b) in excess of $2,000,000 per occurrence~~. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within 10 days following receipt of an invoice.

~~8.2        Liability Insurance.~~

                             ~~(a) Carried by Lessee. Lessee shall obtain and keep in force a Commercial General Liability policy of insurance protecting Lessee and Lessor as an additional insured against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto.  Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an annual aggregate of not less than $2,000,000. Lessee shall add Lessor as an additional insured by means of an endorsement at least as broad as the Insurance Service Organization’s “Additional Insured Managers or Lessors of Premises” Endorsement and coverage shall also be extended to include damage caused by heat, smoke or fumes from a hostile fire.  The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an “insured contract” for the performance of Lessee’s indemnity obligations under this Lease.  The limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of an obligation hereunder.  Lessee shall provide an endorsement on its liability policy(ies) which provides that its insurance shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.~~

                             ~~(b) Carried by Lessor. Lessor shall maintain liability insurance as described in Paragraph 8.2(a), in addition to, and not in lieu of, the insurance required to be maintained by Lessee.  Lessee shall not be named as an additional insured therein.~~

                  ~~8.3      Property Insurance.  Building, Improvements and Rental Value.~~

                             ~~(a) Building and Improvements. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor, with loss payable to Lessor, any ground lessor, and to any Lender insuring loss or damage to the Premises.  The amount of such insurance shall be equal to the full insurable replacement cost of the Premises, as the same shall exist from time to time, or the amount required by any Lender, but in no event more than the commercially reasonable and available insurable value thereof.  If Lessor is the Insuring Party, however, Lessee Owned Alterations and Utility Installations, Trade Fixtures, and Lessee’s personal property shall be insured by Lessee under Paragraph 8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result of a covered loss.  Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer~~

/s/ illegible initials	PAGE 12 OF 32

INITIALS		INITIALS

© 2001 – AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM STN-9-3/06E

~~Price Index for All Urban Consumers for the city nearest to where the Premises are located.  If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss.~~

                             ~~(b) Rental Value. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor with loss payable to Lessor and any Lender, insuring the loss of the full Rent for one year with an extended period of indemnity for an additional 180 days (“Rental Value insurance”).  Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected Rent otherwise payable by Lessee, for the next 12 month period.  Lessee shall be liable for any deductible amount in the event of such loss.~~

                             ~~(c) Adjacent Premises. If the Premises are part of a larger building, or of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee’s acts, omissions, use or occupancy of the Premises.~~

                  ~~8.4      Lessee’s Property; Business Interruption Insurance.~~

                             ~~(a) Property Damage. Lessee shall obtain and maintain insurance coverage on all of Lessee’s personal property, Trade Fixtures, and Lessee Owned Alterations and Utility Installations.  Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence.  The proceeds from any such insurance shall be used by Lessee for the replacement of personal property, Trade Fixtures and Lessee Owned Alterations and Utility Installations. Lessee shall provide Lessor with written evidence that such insurance is in force.~~

                             ~~(b) Business Interruption. Lessee shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Lessee for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent lessees in the business of Lessee or attributable to prevention of access to the Premises as a result of such perils.~~

                             ~~(c) No Representation of Adequate Coverage. Lesser makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Lessee’s property, business operations or obligations under this Lease.~~

                  ~~8.5      Insurance Policies. Insurance required herein shall be by companies duly licensed or admitted to transact business in the state where the Premises are located, ad maintaining during the policy term a “General Policyholders Rating” of at least A-, VI, as set forth in the most current issue of “Best’s Insurance Guide”, or such other rating as may be required by a Lender.  Lessee shall not do or permit to be done anything which invalidates the required insurance policies.  Lessee shall, prior to the Start Date, deliver to Lesser certified copies of policies of such insurance or certificates evidencing the existence and amounts of the required insurance.  No such policy shall be cancelable or subject to modification except after 30 days prior written notice to Lessor. Lessee shall, at least 10 days prior to the expiration of such policies, furnish Lessor with evidence of renewals or “insurance binders” evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to lesser upon demand.  Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease, whichever is less.  If either Party shall fail to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to, procure and maintain the same.~~

                  ~~8.6      Waiver of Subrogation.  Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein.  The effect of such releases and waivers is not limited by the amount of insurance carried or required, or by any deductibles applicable hereto.  The Parties agree to have their respective property damage insurance carriers waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.~~

/s/ illegible initials	PAGE 13 OF 32

INITIALS		INITIALS

© 2001 – AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM STN-9-3/06E

                  ~~8.7      Indemnity.  Except for Lessor’s gross negligence or willful misconduct, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor’s master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, liens, judgments, penalties, attorneys’ and consultants’ fees, expenses and/or liabilities arising out of, involving, or in connection with, the use and/or occupancy of the Premises by Lessee.  If any action or proceeding is brought against Lessor by reason of any of the foregoing matters, Lessee shall upon notice defend the same at Lessee.  If any action or proceeding is brought against Lessor by reason of any of the foregoing matters, Lessee shall upon notice defend the same at Lessee’s expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense.  Lessor need not have first paid any such claim in order to be defended or indemnified.~~

                  ~~8.8      Exemption of Lessor and its Agents from Liability.  Notwithstanding the negligence or breach of this Lease by Lessor or its agents, neither Lessor nor its agents shall be liable under any circumstances for: (i) injury or damage to the person or goods, wares, merchandise or other property/of Lessee, Lessee’s employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, indoor air quality, the presence of mold or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, HVAC or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, (ii) any damages arising from any act or neglect of any other tenant of Lessor or from the failure of Lessor or its agents to enforce the provisions of any other lease in the Project, or (iii) injury to Lessee’s business or for any loss of income or profit therefrom.  Instead, it is intended that Lessee’s sole recourse in the event of such damages or injury be to file a claim on the insurance policy(ies) that Lessee is required to maintain pursuant to the provisions of paragraph 8.~~

                  ~~8.9      Failure to Provide insurance.  Lessee acknowledges that any failure on its part to obtain or maintain the insurance required herein will expose Lessor to risks and potentially cause Lessor to incur costs not contemplated by this Lease, the extent of which will be extremely difficult to ascertain.  Accordingly, for any month or portion thereof that Lessee does not maintain the required insurance and/or does not provide Lessor with the required binders or certificates evidencing the existence of the required insurance, the Base Rent shall be automatically increased, without any requirement for notice to Lessee, by an amount equal to 10% of the then existing Base Rent of $100, whichever is greater.  The parties agree that such increase in Base Rent represents fair and reasonable compensation for the additional risk/costs that Lessor will incur by reason of Lessee’s failure to maintain the required Insurance.  Such increase in Base Rent shall in no event constitute a waiver of Lessee’s Default or Breach with respect to the failure to maintain such insurance, prevent the exercise of any of the other rights and remedies granted hereunder, nor relieve Lessee of its obligation to maintain the insurance specified in this Lease.~~

8.10 See Addendum.
8.11 See Addendum

9.

Damage or Destruction.

9.1

Definitions.

(a) “Premises Partial Damage” shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which can reasonably be repaired in 6 months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within 30 days from the date of the damage or destruction as to whether or not the damage is Partial or Total. Notwithstanding the foregoing, Premises Partial Damage shall not include damage to windows, doors, and/or other similar items which Lessee has the responsibility to repair or replace pursuant to the provisions of Paragraph 7.1.

/s/ illegible initials	PAGE 14 OF 32

INITIALS		INITIALS

© 2001 – AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM STN-9-3/06E

(b) “Premises Total Destruction” shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which cannot reasonably be repaired in 6 months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within 30 days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

(c) “Insured Loss” shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

(d) “Replacement Cost” shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of Applicable Requirements, and without deduction for depreciation.

(e) “Hazardous Substance Condition” shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises which requires repair, remediation, or restoration.

9.2

Partial Damage - Insured Loss.  If a Premises Partial Damage that is an Insured Loss or an Uninsured Loss that costs less than $250,000 to repair occurs, then Lessor shall, at Lessor’s expense, repair such damage (but not Lessee’s Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor’s election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make any applicable insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee’s responsibility) as and when required to complete said repairs. In the event, however, such shortage was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within 10 days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said 10 day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If such funds or assurance are not received, Lessor may nevertheless elect by written notice to Lessee within 10 days thereafter to: (i) make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect, or (ii) have this Lease terminate 30 days thereafter. Lessee shall not be entitled to reimbursement of any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

9.3

Partial Damage - Uninsured Loss.  If a Premises Partial Damage that costs more than $250,000 to repair is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee’s expense), Lessor may either: (i) repair such damage as soon as reasonably possible at Lessor’s expense, in which event this Lease shall continue in full force and effect, or (ii) terminate this Lease by giving written notice to Lessee within 30 days after receipt by Lessor of knowledge of the occurrence of such damage. Such termination shall be effective 60 days following the date of such notice. In the event Lessor elects to terminate this Lease, Lessee shall have the right within 10 days after receipt of the termination notice to give written notice to Lessor of Lessee’s commitment to pay for the repair of such damage

/s/ illegible initials	PAGE 15 OF 32

INITIALS		INITIALS

© 2001 – AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM STN-9-3/06E

 without reimbursement from Lessor. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within 30 days after making such commitment (net of any insurance proceeds covering such loss available to Lessor which shall be applied to such repairs). In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not make the required commitment, this Lease shall terminate as of the date specified in the termination notice.

9.4

Total Destruction.  Notwithstanding any other provision hereof, if a Premises Total Destruction occurs, this Lease shall terminate 60 days following such destruction, if the damage or destruction was caused by the gross negligence or willful misconduct of Lessee, Lessor shall have the right to recover Lessor’s damages from Lessee, except as provided in Paragraph 8.6.

9.5

Damage Near End of Term.  If at any time during the last 6 months of this Lease there is damage for which the cost to repair exceeds one month’s Base Rent, whether or not an Insured Loss, Lessor may terminate this Lease effective 60 days following the date of occurrence of such damage by giving a written termination notice to Lessee within 30 days after the date of occurrence of such damage. Notwithstanding the foregoing, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, (a) exercising such option and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is 10 days after Lessee’s receipt of Lessor’s written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor’s commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. lf Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate on the date specified in the termination notice and Lessee’s option shall be extinguished.

9.6

Abatement of Rent; Lessee’s Remedies.

(a) Abatement.  In the event of Premises Partial Damage or Premises Total Destruction or a Hazardous Substance Condition for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair, remediation or restoration of such damage shall be abated in proportion to the degree to which Lessee’s use of the Premises is impaired, ~~but not to exceed the proceeds received from the Rental Value Insurance.~~  All other obligations of Lessee hereunder shall be performed by Lessee, and Lessor shall have no liability for any such damage, destruction, remediation, repair or restoration except as provided herein.

(b) Remedies.  If Lessor shall be obligated to repair or restore the Premises and does not commence, in a substantial and meaningful way, such repair or restoration promptly within 60 ~~90~~ days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice, of Lessee’s election to terminate this Lease on a date not less than 60 days following the giving of such notice. If Lessee gives such notice and such repair or restoration is not commenced within 30 days thereafter, this Lease shall terminate as of the date specified in said notice. If the repair or restoration is commenced within such 30 days, this Lease shall continue in full force and effect. “Commence” shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

9.7

Termination; Advance Payments.  Upon termination of this Lease pursuant to Paragraph 6.2(g) or Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee’s Security Deposit as has not been, or is not then required to be, used by Lessor.

/s/ illegible initials	PAGE 16 OF 32

INITIALS		INITIALS

© 2001 – AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM STN-9-3/06E

10.

Real Property Taxes.

10.1

Definition.  As used herein, the term “Real Property Taxes” shall include any form of assessment; real estate, general, special, ordinary or extraordinary, or rental levy or tax (other than inheritance, personal income or estate taxes); improvement bond; and/or license fee imposed upon or levied against any legal or equitable interest of Lessor in the Premises or the Project, or Lessor’s right to other income therefrom, ~~and/or Lessor’s business of leasin~~g, by any authority having the direct or indirect power to tax and where the funds are generated with reference to the Building address and where the proceeds so generated are to be applied by the city, county or other local taxing authority of a jurisdiction within which the Premises are located. Real Property Taxes shall also include any tax, fee, levy, assessment or charge, or any increase therein: (i) imposed by reason of events occurring during the term of this Lease, including but not limited to, a change in the ownership of the Premises, and (ii) levied or assessed on machinery or equipment provided by Lessor to Lessee pursuant to this Lease,

10.2

Payment of Taxes.  In addition to Base Rent, Lessee shall pay to Lessor an amount equal to the Real Property Tax installment due at least 20 days prior to the applicable delinquency date. If any such installment shall cover any period of time prior to or after the expiration or termination of this Lease, Lessee’s share of such installment shall be prorated. In the event Lessee incurs a late charge on any Rent payment, Lessor may estimate the current Real Property Taxes, and require that such taxes be paid in advance to Lessor by Lessee monthly in advance with the payment of the Base Rent. Such monthly payments shall be an amount equal to the amount of the estimated installment of taxes divided by the number of months remaining before the month in which said installment becomes delinquent. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payments shall be adjusted as required to provide the funds needed to pay the applicable taxes. If the amount collected by Lessor is insufficient to pay such Real Property Taxes when due, Lessee shall pay Lessor, upon demand, such additional sum as is necessary. Advance payments may be intermingled with other moneys of Lessor and shall not bear interest.  In the event of a Breach by Lessee in the performance of its obligations under this Lease, then any such advance payments may be treated by Lessor as an additional Security Deposit.  Lessee may, at its expense, appeal any real estate taxes or assessments imposed on the Premises during the Lease Term; provided that, notwithstanding any such appeal, Lessee shall pay timely to Lessor all installments of Real Property Taxes as required elsewhere in this paragraph 10.2.  Lessee has first delivered written notice to Lessor that Lessee wishes to appeal such taxes and assessments and Lessor fails to initiate such appeal within 60 days of the delivery of Lessee’s notice to Lessor.

10.3

Joint Assessment.  If the Premises are not separately assessed, Lessee’s liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be conclusively determined by Lessor from the respective valuations assigned in the assessor’s work sheets or such other information as may be reasonably available.

10.4

Personal Property Taxes.  Lessee shall pay, prior to delinquency, all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee. When possible, Lessee shall cause its Lessee Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee’s said property shall be assessed with Lessor’s real property, Lessee shall pay Lessor the taxes attributable to Lessee’s property within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee’s property.

11.

Utilities and Services.  Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered or billed to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered or billed. There shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Lessor’s reasonable control or in cooperation with governmental request or directions.

/s/ illegible initials	PAGE 17 OF 32

INITIALS		INITIALS

© 2001 – AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM STN-9-3/06E

12.

Assignment and Subletting.

12.1

Lessor’s Consent Required.

(a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or encumber (collectively, “assign or assignment”) or sublet all or any part of Lessee’s interest in this Lease or in the Premises without Lessor’s prior written consent which shall not be unreasonably withheld or delayed.

(b) Unless Lessee is a corporation and its stock is publicly traded on a national stock exchange, a change in the control of Lessee shall constitute an assignment requiring consent. The transfer, on a cumulative basis, of 51% ~~25%~~ or more of the voting control of Lessee shall constitute a change in control for this purpose.  Notwithstanding anything to the contrary in this Lease, Lessee may, without Lessor’s prior written consent and without constituting an assignment or sublease hereunder, sublet the Premises or assign this Lease to (a) an entity controlling, controlled by under common control with Lessee, (b) an entity related to Lessee by merger, consolidation, nonbankruptcy reorganization or government action, (c) a purchaser of substantially all of Lessee’s assets, or (d) Marc Bell Capital Partners and any other entity owned and/or controlled by Marc Bell Capital Partners.

(c) See Addendum.  ~~The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, transfer, leveraged buy out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee’s assets occurs, which results or will result in a reduction of the Net Worth of Lessee by an amount greater than 25% of such Net Worth as it was represented at the time of the execution of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, whichever was or is greater, shall be considered an assignment of this Lease to which lessor may withhold its consent.  “Net Worth of Lessee” shall mean the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles.~~

(d) An assignment or subletting without consent, if required, shall, at Lessor’s option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unapproved assignment or subletting as a noncurable Breach, Lessor may, in addition to any other remedy available to Lessor, ~~either: (i)~~ terminate this Lease~~, or (ii) upon 30 days written notice, increase the monthly Base Rent to 110% of the Base Rent then in effect~~.  Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to 110% of the price previously in effect, and (ii) all fixed and non-fixed rental adjustments scheduled during the remainder of the Lease term shall be increased to 110% of the scheduled adjusted rent.

(e) Lessee’s remedy for any breach of Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

(f) Lessor may reasonably withhold consent to a proposed assignment or subletting if Lessee is in monetary Default at the time consent is requested.

~~(g) Notwithstanding the foregoing, allowing a de minimis portion of the Premises, i.e. 20 square feet or less, to be used by a third party vendor in connection with the installation of a vending machine or payphone shall not constitute a subletting.~~

12.2

Terms and Conditions Applicable to Assignment and Subletting.

/s/ illegible initials	PAGE 18 OF 32

INITIALS		INITIALS

© 2001 – AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM STN-9-3/06E

(a) Regardless of Lessor’s consent, no assignment or subletting shall: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Rent or for the performance of any other obligations to be performed by Lessee.

(b) Lessor may accept Rent or performance of Lessee’s obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of Rent or performance shall constitute a waiver or estoppel of Lessor’s right to exercise its remedies for Lessee’s Default or Breach.

(c) Lessor’s consent to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting.

(d) In the event of any Default or Breach by Lessee, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of Lessee’s obligations under this Lease, including any assignee or sublessee, without first exhausting Lessor’s remedies against any other person or entity responsible therefore to Lessor, or any security held by Lessor.

(e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor’s determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a fee of $500 as consideration for Lessor’s considering and processing said request. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested. (See also Paragraph 36)

(f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment, entering into such sublease, or entering into possession of the Premises or any portion thereof, be deemed to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented to in writing.

(g) Lessor’s consent to any assignment or subletting shall not transfer to the assignee or sublessee any Option granted to the original Lessee by this Lease unless such transfer is specifically consented to by Lessor in writing. (See Paragraph 39.2)

12.3

Additional Terms and Conditions Applicable to Subletting.  The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

(a) Lessee hereby assigns and transfers to Lessor all of Lessee’s interest in all Rent payable on any sublease, and Lessor may collect such Rent and apply same toward Lessee’s obligations under this Lease; provided, however, that until a Breach shall occur in the performance of Lessee’s obligations, Lessee may collect said Rent. In the event that the amount collected by Lessor exceeds Lessee’s then outstanding obligations any such excess shall be refunded to Lessee. Lessor shall not, by reason of the foregoing or any assignment of such sublease, nor by reason of the collection of Rent, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee’s obligations to such sublessee. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee’s obligations under this Lease, to pay to Lessor all Rent due and to become due under the sublease.  Sublessee shall rely upon any such notice from Lessor and shall pay all Rents to Lessor without any obligation or right to inquire as to whether such Breach exists, notwithstanding any claim from Lessee to the contrary.

/s/ illegible initials	PAGE 19 OF 32

INITIALS		INITIALS

© 2001 – AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM STN-9-3/06E

(b) In the event of a Breach by Lessee, Lessor may, at its option, require sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Defaults or Breaches of such sublessor.

(c) Any matter requiring the consent of the sublessor under a sublease shall also require the consent of Lessor.

(d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor’s prior written consent.

(e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

12.4

See Addendum.

13.

Default; Breach; Remedies.

13.1

Default; Breach.  A “Default” is defined as a failure by the Lessee to comply with or perform any of the terms, covenants, conditions or Rules and Regulations under this Lease. A “Breach” is defined as the occurrence of one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period:

(a) The abandonment of the Premises; or the vacating of the Premises without providing a commercially reasonable level of security, or where the coverage of the property insurance described in Paragraph 8.3 is jeopardized as a result thereof, or without providing reasonable assurances to minimize potential vandalism.

(b) The failure of Lessee to make any payment of Rent or any Security Deposit required to be made by Lessee hereunder, whether to Lessor or to a third party, when due, to provide reasonable evidence of insurance or surety bond, or to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of 3 business days following written notice to Lessee.

(c) The commission of waste, act or acts constituting public or private nuisance, and/or an illegal activity on the Premises by Lessee, where such actions continue for a period of 5 ~~3~~ business days following written notice to Lessee,

(d) The failure by Lessee to provide (i) reasonable written evidence of compliance with Applicable Requirements, ~~(ii) the service contracts,~~ (iii) the rescission of an unauthorized assignment or subletting, (iv) an Estoppel Certificate, (v) a requested subordination, (vi) evidence concerning any guaranty and/or Guarantor, (vii) any document requested under Paragraph 42, (viii) material safety data sheets (MSDS), or (ix) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of 10 days following written notice to Lessee.

(e) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, other than those described in subparagraphs 13.1(a), (b), (c) or (d), above, where such Default continues for a period of 30 days after written notice; provided, however, that if the nature of Lessee’s Default is such that more than 30 days are reasonably required for its cure, then it shall not be deemed to be a Breach if Lessee commences such cure within said 30 day period and thereafter diligently prosecutes such cure to completion.

(f) The occurrence of any of the following events: (i) the making of any general arrangement or assignment for the benefit of creditors; (ii) becoming a “debtor” as defined in 11 U.S.C. §101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee’s assets located at

/s/ illegible initials	PAGE 20 OF 32

INITIALS		INITIALS

© 2001 – AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM STN-9-3/06E

the Premises or of Lessee’s interest in this Lease, where possession is not restored to Lessee within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee’s assets located at the Premises or of Lessee’s interest in this Lease, where such seizure is not discharged within 30 days; provided, however, in the event that any provision of this subparagraph is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions,

(g) The discovery that any financial statement of Lessee or of any Guarantor given to Lessor was materially false.

(h) If the performance of Lessee’s obligations under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the termination of a Guarantor’s liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor’s becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor’s refusal to honor the guaranty, or (v) a Guarantor’s breach of its guaranty obligation on an anticipatory basis, and Lessee’s failure, within 60 days following written notice of any such event, to provide written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

13.2

Remedies.  If Lessee fails to perform any of its affirmative duties or obligations, within 10 days after written notice (or in case of an emergency, without notice), Lessor may, at its option, perform such duty or obligation on Lessee’s behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. Lessee shall pay to Lessor an amount equal to 115% of the costs and expenses incurred by Lessor in such performance upon receipt of an invoice therefor.  In the event of a Breach, Lessor may, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach:

(a) Terminate Lessee’s right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the unpaid Rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including ~~but not limited to~~ by way of example only, the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys’ fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of the District within which the Premises are located at the time of award plus one percent. Efforts by Lessor to mitigate damages caused by Lessee’s Breach of this Lease shall not waive Lessor’s right to recover damages under Paragraph 12. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit. If a notice and grace period required under Paragraph 13.1 was not previously given, a notice to pay rent or quit, or to perform or quit given to Lessee under the unlawful detainer statute shall also constitute the notice required by Paragraph 13.1. In such case, the applicable grace period required by Paragraph 13.1 and the unlawful detainer statute shall run concurrently, and the

/s/ illegible initials	PAGE 21 OF 32

INITIALS		INITIALS

© 2001 – AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM STN-9-3/06E

failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

(b) Continue the Lease and Lessee’s right to possession and recover the Rent as it becomes due, in which event Lessee may sublet or assign, subject only to reasonable limitations. Acts of maintenance, efforts to relet, and/or the appointment of a receiver to protect the Lessor’s interests, shall not constitute a termination of the Lessee’s right to possession.

(c) Pursue any other remedy now or hereafter available under the laws or judicial decisions of the state wherein the Premises are located. The expiration or termination of this Lease and/or the termination of Lessee’s right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee’s occupancy of the Premises.

~~13.3      Inducement Recapture. Any agreement for free or abated rent or other charges, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee’s entering into this Lease, all of which concessions are hereinafter referred to as “Inducement Provisions,” shall be deemed conditioned upon Lessee’s full and faithful performance of all of the terms, covenants and conditions of this Lease. Upon Breach of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an inducement Provision shall be immediately due and payable by Lessee to Lessor, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this paragraph shall not be deemed a waiver by Lessor of the provisions of this paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.~~

13.4

Late Charges.  Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor within 5 days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall immediately pay to Lessor a one-time late charge equal to 2% ~~10%~~ of each such overdue amount or  ~~$100~~ $500, whichever is greater. The Parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee’s Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder.  In the event that a late charge is payable hereunder, whether or not collected, for 3 consecutive installments of Base Rent, then notwithstanding any provision of this Lease to the contrary, Base Rent shall, at Lessor’s option, become due and payable quarterly in advance.

13.5

Interest.  Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor, when due as to scheduled payments (such as Base Rent) or within 30 days following the date on which it was due for non-scheduled payment, shall bear interest from the date when due, as to scheduled payments, or the 31st day after it was due as to non-scheduled payments. The interest (“Interest”) charged shall be computed at the rate of 10% per annum but shall not exceed the maximum rate allowed by law. Interest is payable in addition to the potential late charge provided for in Paragraph 13.4.

13.6

Breach by Lessor.

(a) Notice of Breach.  Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor.  For purposes of this Paragraph, a reasonable time shall not exceed ~~in no event be less than~~ 30 days after receipt by Lessor, and any Lender whose name and address shall have been furnished Lessee in writing for such purpose, of written notice

/s/ illegible initials	PAGE 22 OF 32

INITIALS		INITIALS

© 2001 – AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM STN-9-3/06E

specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor’s obligation is such that more than 30 days are reasonably required for its performance, then Lessor shall not be in breach if performance is commenced within such 30 day period and thereafter diligently pursued to completion.

(b) Performance by Lessee on Behalf of Lessor.  In the event that neither Lessor nor Lender cures said breach within 30 days after receipt of said notice, or if having commenced said cure they do not diligently pursue it to completion, then Lessee may elect to cure said breach at Lessee’s expense and offset from Rent the actual and reasonable cost to perform such cure, provided, however, that such offset shall not exceed an amount equal to the greater of one month’s Base Rent or the Security Deposit, reserving Lessee’s right to seek reimbursement from Lessor for any such expense in excess of such offset. Lessee shall document the cost of said cure and supply said documentation to Lessor.

14.

Condemnation.  If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collectively “Condemnation”), this Lease shall terminate as to the part taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the Building, or more than 25% of that portion of the Premises not occupied by any building, is taken by Condemnation, Lessee may, at Lessee’s option, to be exercised in writing within 10 days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within 10 days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in proportion to the reduction in utility of the Premises caused by such Condemnation. Condemnation awards and/or payments shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold, the value of the part taken, or for severance damages; provided, however, that Lessee shall be entitled to any compensation paid by the condemnor for Lessee’s relocation expenses, loss of business goodwill and/or Trade Fixtures, without regard to whether or not this Lease is terminated pursuant to the provisions of this Paragraph. All Alterations and Utility Installations made to the Premises by Lessee, for purposes of Condemnation only, shall be considered the property of the Lessee and Lessee shall be entitled to any and all compensation which is payable therefor. In the event that this Lease is not terminated by reason of the Condemnation, Lessor shall repair any damage to the Premises caused by such Condemnation.

15.

Brokerage Fees.  Broker’s commissions shall be paid pursuant to separate agreement(s).

~~15.1            Additional Commission.  In addition to the payments owed pursuant to Paragraph 1.9 above, and unless Lessor and the Brokers otherwise agree in writing, Lessor agrees that:   (a) if Lessee exercises any Option, (b) if Lessee or anyone affiliated with Lessee acquires any rights to the Premises or other premises owned by Lessor and located within the same Project, if any, within which the Premises is located, (c) if Lessee remains in possession of the Premises, with the consent of Lessor, after the expiration of this Lease, or (d) if Base Rent is increased, whether by agreement or operation of an escalation clause herein, then, Lessor shall pay Brokers a fee in accordance with the schedule of the Brokers in effect at the time of the execution of this Lease.~~

~~15.2            Assumption of Obligations.  Any buyer or transferee of Lessor’s interest in this Lease shall be deemed to have assumed Lessor’s obligation hereunder. Brokers shall be third party beneficiaries of the provisions of Paragraphs 1.9, 15, 22 and 31. If Lessor fails to pay to Brokers any amounts due as and for brokerage fees pertaining to this Lease when due, then such amounts shall accrue Interest. In addition, if Lessor fails to pay any amounts to Lessee’s Broker when due, Lessee’s Broker may send written notice to Lessor and Lessee of such failure and if Lessor fails to pay such amounts within 10 days after said notice, Lessee shall pay said monies to its Broker and offset such amounts against Rent. In~~

/s/ illegible initials	PAGE 23 OF 32

INITIALS		INITIALS

© 2001 – AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM STN-9-3/06E

~~addition, Lessee’s Broker shall be deemed to be a third party beneficiary of any commission agreement entered into by and/or between Lessor and Lessor’s Broker for the limited purpose of collecting any brokerage fee owed.~~

15.3

Representations and Indemnities of Broker Relationships.  Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any) in connection with this Lease, and that no one other than said named Brokers is entitled to any commission or finder’s fee in connection herewith. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys’ fees reasonably incurred with respect thereto.

16.

Estoppel Certificates.

(a) Each Party (as “Responding Party”) shall within 10 days after written notice from the other Party (the “Requesting Party”) execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current “Estoppel Certificate” form published by the AIR Commercial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

(b) If the Responding Party shall fail to execute or deliver the Estoppel Certificate within such 10 day period, the Requesting Party may execute an Estoppel Certificate stating that: (i) the Lease is in full force and effect without modification except as may be represented by the Requesting Party, (ii) there are no uncured defaults in the Requesting Party’s performance, and (iii) if Lessor is the Requesting Party, not more than one month’s rent has been paid in advance. Prospective purchasers and encumbrancers may rely upon the Requesting Party’s Estoppel Certificate, and the Responding Party shall be estopped from denying the truth of the facts contained in said Certificate.

(c) if Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements as may be reasonably required by such lender or purchaser, including but not limited to Lessee’s financial statements for the past 3 years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17.

Definition of Lessor.  The term “Lessor” as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee’s interest in the prior lease. In the event of a transfer of Lessor’s title or interest in the Premises or this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor. Upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, and the assumption by the transferee or assignee of all of Lessor’s obligations under the Lease accruing after the date of the transfer or assignment, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18.

Severability.  The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19.

Days.  Unless otherwise specifically indicated to the contrary, the word “days” as used in this Lease shall mean and refer to calendar days.

20.

Limitation on Liability.  The obligations of Lessor under this Lease shall not constitute personal obligations of Lessor or its partners, members, directors, officers or shareholders, and Lessee shall look to the Premises, and to no other assets of Lessor, for the satisfaction of any

/s/ illegible initials	PAGE 24 OF 32

INITIALS		INITIALS

© 2001 – AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM STN-9-3/06E

liability of Lessor with respect to this Lease, and shall not seek recourse against Lessor’s partners, members, directors, officers or shareholders, or any of their personal assets for such satisfaction.

21.

Time of Essence.  Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

22.

No Prior or Other Agreements~~; Broker Disclaimer~~.  This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective.  ~~Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the use, nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party.~~

23.

Notices.

23.1

Notice Requirements.  All notices required or permitted by this Lease or applicable law shall be in writing and may be delivered in person (by hand or by courier) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party’s signature on this Lease shall be that Party’s address for delivery or mailing of notices.  Either Party may by written notice to the other specify a different address for notice.  Copies of notices to Lessee shall be sent to Joshua R. Bressler, General Counsel, FriendFinder Networks Inc., 20 Broad Street, New York, NY  10005; FAX:  561-912-1747, and to Ezra Shashoua, Chief Financial Officer, Streamray Studios Inc., 6800 Broken Sound Pkwy. NW, Suite 100, Boca Raton, FL 33487.  ~~, except that upon Lessee’s taking possession of the Premises, the Premises shall constitute Lessee’s address for notice.~~  A copy of all notices to Lessor shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate in writing.

23.2

Date of Notice.  Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given 72 hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantee next day delivery shall be deemed given 24 hours after delivery of the same to the Postal Service or courier. Notices transmitted by facsimile transmission or similar means shall be deemed delivered upon telephone confirmation of receipt (confirmation report from fax machine is sufficient), provided a copy is also delivered via delivery or mail. If notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.

24.

Waivers.

(a)

No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor’s consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor’s consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent.

(b)

The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in

/s/ illegible initials	PAGE 25 OF 32

INITIALS		INITIALS

© 2001 – AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM STN-9-3/06E

connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

(c)

THE PARTIES AGREE THAT THE TERMS OF THIS LEASE SHALL GOVERN WITH REGARD TO ALL MATTERS RELATED THERETO AND HEREBY WAIVE THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE TO THE EXTENT THAT SUCH STATUTE IS INCONSISTENT WITH THIS LEASE.

25.

Disclosures Regarding The Nature of a Real Estate Agency Relationship.

(a)

When entering into a discussion with a real estate agent regarding a real estate transaction, a Lessor or Lessee should from the outset understand what type of agency relationship or representation it has with the agent or agents in the transaction. Lessor and Lessee acknowledge being advised by the Brokers in this transaction, as follows:

(i)

Lessor’s Agent.  A Lessor’s agent under a listing agreement with the Lessor acts as the agent for the Lessor only. A Lessor’s agent or subagent has the following affirmative obligations:  To the Lessor: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Lessor.  To the Lessee and the Lessor: a. Diligent exercise of reasonable skills and care in performance of the agent’s duties. b. A duty of honest and fair dealing and good faith. c. A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the Parties. An agent is not obligated to reveal to either Party any confidential information obtained from the other Party which does not involve the affirmative duties set forth above.

(ii)

Lessee’s Agent.  An agent can agree to act as agent for the Lessee only. In these situations, the agent is not the Lessor’s agent, even if by agreement the agent may receive compensation for services rendered, either in full or in part from the Lessor. An agent acting only for a Lessee has the following affirmative obligations.  To the Lessee: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Lessee.  To the Lessee and the Lessor:  a. Diligent exercise of reasonable skills and care in performance of the agent’s duties. b. A duty of honest and fair dealing and good faith. c. A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the Parties. An agent is not obligated to reveal to either Party any confidential information obtained from the other Party which does not involve the affirmative duties set forth above.

(iii)

Agent Representing Both Lessor and Lessee.  A real estate agent, either acting directly or through one or more associate licenses, can legally be the agent of both the Lessor and the Lessee in a transaction, but only with the knowledge and consent of both the Lessor and the Lessee. In a dual agency situation, the agent has the following affirmative obligations to both the Lessor and the Lessee: a. A fiduciary duty of utmost care, integrity, honesty and loyalty in the dealings with either Lessor or the Lessee. b. Other duties to the Lessor and the Lessee as stated above in subparagraphs (i) or (ii). In representing both Lessor and Lessee, the agent may not without the express permission of the respective Party, disclose to the other Party that the Lessor will accept rent in an amount less than that indicated in the listing or that the Lessee is willing to pay a higher rent than that offered. The above duties of the agent in a real estate transaction do not relieve a Lessor or Lessee from the responsibility to protect their own interests. Lessor and Lessee should carefully read all agreements to assure that they adequately express their understanding of the transaction. A real estate agent is a person qualified to advise about real estate. If legal or tax advice is desired, consult a competent professional.

~~(b)          Brokers have no responsibility with respect to any default or breach hereof by either Party. The Parties agree that no lawsuit or other legal proceeding involving any breach of duty, error or omission relating to this Lease may be brought against Broker more than one year after the Start Date and that the liability (including court costs and attorneys’ fees), of any Broker with respect to any such lawsuit and/or legal proceeding~~

/s/ illegible initials	PAGE 26 OF 32

INITIALS		INITIALS

© 2001 – AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM STN-9-3/06E

~~shall not exceed the fee received by such Broker pursuant to this Lease; provided, however, that the foregoing limitation on each Broker’s liability shall not be applicable to any gross negligence or willful misconduct of such Broker.~~

~~(c)~~

~~Lessor and Lessee agree to identify to Brokers as “Confidential” any communication or information given Brokers that is  considered by such Party to be confidential.~~

26.

No Right To Holdover.  Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Lease. In the event that Lessee holds over, then the Base Rent shall be increased to 125% ~~150%~~ of the Base Rent applicable immediately preceding the expiration or termination, Nothing contained herein shall be construed as consent by Lessor to any holding over by Lessee.

27.

Cumulative Remedies.  No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28.

Covenants and Conditions; Construction of Agreement. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions. In construing this Lease, all headings and titles are for the convenience of the Parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the Parties, but rather according to its fair meaning as a whole, as if both Parties had prepared it.

29.

Binding Effect; Choice of Law.  This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.

Subordination; Attornment; Non-Disturbance.  See Addendum.

30.1

Subordination.  This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, “Security Device”), now or hereafter placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof. Lessee agrees that the holders of any such Security Devices (in this Lease together referred to as “Lender”) shall have no liability or obligation to perform any of the obligations of Lessor under this Lease. Any Lender may elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device by giving written notice thereof to Lessee, whereupon this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

30.2

Attornment.  In the event that Lessor transfers title to the Premises pursuant to a deed in lieu of foreclosure, or the Premises are acquired by another upon the foreclosure or termination of a Security Device to which this Lease is subordinated (i) Lessee shall, subject to the non-disturbance provisions of Paragraph 30.3, attorn to such new owner, and upon request, enter into a new lease, containing all of the terms and provisions of this Lease, with such new owner for the remainder of the term hereof, or, at the election of the new owner, this Lease will automatically become a new lease between Lessee and such new owner, for the remainder of the term hereof, and (ii) ~~Lessor shall thereafter be relieved of any further obligations hereunder and~~ such new owner shall assume all of Lessor’s obligations, except that such new owner shall not: (a) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (b) be subject to any offsets or defenses which Lessee might have against any prior lessor, (c) be bound by prepayment of more than one month’s rent, or (d) be liable for the return of any security deposit paid to any prior lessor.

30.3

Non-Disturbance. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee’s subordination of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement (a “Non-Disturbance Agreement”)

/s/ illegible initials	PAGE 27 OF 32

INITIALS		INITIALS

© 2001 – AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM STN-9-3/06E

from the Lender which Non-Disturbance Agreement provides that Lessee’s possession of the Premises, and this Lease, including any options to extend the term hereof, wilt not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises. Further, within 60 days after the execution of this Lease, Lessor shall obtain a Non-Disturbance Agreement from Lessor’s leasehold mortgagee (“Lender Non-Disturbance Agreement”) and, if requested by Lessee, use its commercially reasonable efforts to obtain a Non-Disturbance Agreement from the Ground Lessor of the ground lease under which Lessor controls the Premises (“Ground Lessor Non-Disturbance Agreement”) ~~holder of any pre-existing Security Device which is secured by the Premises~~.  In the event that Lessor is unable to provide the Lender Non-Disturbance Agreement within said 60 days, then Lessee may, at Lessee’s option, terminate this Lease.  If Lessor is unable to provide the Ground Lessor Non-Disturbance Agreement within said 60 days, then Lessee may, at Lessee’s option, directly contact Ground Lessor ~~Lender~~ and attempt to negotiate for the execution and delivery of a Non-Disturbance Agreement.

30.4

Self-Executing. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any subordination, attornment and/or Non-Disturbance Agreement provided for herein.

31.

Attorneys’ Fees.  If any Party ~~or Broker~~ brings an action or proceeding involving the Premises whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys’ fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, “Prevailing Party” shall include, without limitation, a Party ~~or Broker~~ who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party ~~or Broker~~ of its claim or defense. The attorneys’ fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys’ fees reasonably incurred. In addition, Lessor shall be entitled to attorneys’ fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach ($200 is a reasonable minimum per occurrence for such services and consultation).

32.

Lessor’s Access; Showing Premises; Repairs.  Lessor and Lessor’s agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times during normal business hours after reasonable prior written notice of not less than 24 hours for the purpose of showing the same to prospective purchasers, lenders, or tenants, and making such alterations, repairs, improvements or additions to the Premises as Lessor may deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect to Lessee’s use of the Premises. All such activities shall be without abatement of rent or liability to Lessee.

33.

Auctions.  Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without Lessor’s prior written consent. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

34.

Signs.  Lessor may place on the Premises ordinary “For Sale” signs at any time and ordinary “For Lease” signs during the last 6 months of the term hereof. Except for ordinary “for sublease” signs, Lessee shall not place any sign upon the Premises without Lessor’s prior written consent. All signs must comply with all Applicable Requirements.

35.

Termination; Merger.  Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or

/s/ illegible initials	PAGE 28 OF 32

INITIALS		INITIALS

© 2001 – AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM STN-9-3/06E

lesser estate in the Premises; provided, however, that Lessor may elect to continue any one or all existing sub-tenancies. Lessor’s failure within 10 days following any such event to elect to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor’s election to have such event constitute the termination of such interest.

36.

Consents.  Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor’s actual reasonable costs and expenses not to exceed $1,000 (including but not limited to architects’, attorneys’, engineers’ and other consultants’ fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an invoice and supporting documentation therefor.  Lessor’s consent to any act, assignment or subletting shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent. The failure to specify herein any particular condition to Lessor’s consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. In the event that either Party disagrees with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within 10 business days following such request.

37.

Guarantor.

37.1

Execution.  The Guarantors, if any, shall each execute a guaranty in the form most recently published by the AIR Commercial Real Estate Association, and each such Guarantor shall have the same obligations as Lessee under this Lease.

37.2

Default.  It shall constitute a Default of the Lessee if any Guarantor fails or refuses, upon request to provide: (a) evidence of the execution of the guaranty, including the authority of the party signing on Guarantor’s behalf to obligate Guarantor, and in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, (b) current financial statements, (c) an Estoppel Certificate, or (d) written confirmation that the guaranty is still in effect.

38.

Quiet Possession.  Subject to payment by Lessee of the Rent and performance of all of the covenants, conditions and provisions on Lessee’s part to be observed and performed under this Lease, Lessee shall have quiet possession and quiet enjoyment of the Premises during the term hereof.

39.

Options.  If Lessee is granted an Option, as defined below, then the following provisions shall apply:

39.1

Definition.  “Option” shall mean: (a) the right to extend the term of or renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal or first offer to lease either the Premises or other property of Lessor; (c) the right to purchase or the right of first refusal to purchase the Premises or other property of Lessor.

39.2

Options Personal To Original Lessee.  Any Option granted to Lessee in this Lease is personal to the original Lessee and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and, if requested by Lessor, with Lessee certifying that Lessee has no intention of thereafter assigning or subletting.

39.3

Multiple Options.  In the event that Lessee has any multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options have been validly exercised.

39.4

Effect of Default on Options.

/s/ illegible initials	PAGE 29 OF 32

INITIALS		INITIALS

© 2001 – AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM STN-9-3/06E

(a) Lessee shall have no right to exercise an Option: (i) during the period commencing with the giving of any notice of Default and continuing until said Default is cured, (ii) during the period of time any Rent is unpaid (without regard to whether notice thereof is given Lessee), (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessee has been given 3 or more notices of separate Default, whether or not the Defaults are cured, during the 12 month period immediately preceding the exercise of the Option.

(b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee’s inability to exercise an Option because of the provisions of Paragraph 39.4(a).

(c) An Option shall terminate and be of no further force or effect, notwithstanding Lessee’s due and timely exercise of the Option, if, after such exercise and prior to the commencement of the extended term or completion of the purchase, (i) Lessee fails to pay Rent for a period of 30 days after such Rent becomes due (without any necessity of Lessor to give notice thereof), or (ii) if Lessee commits a Breach of this Lease.

~~40.             Multiple Buildings.  If the Premises are a part of a group of buildings controlled by Lessor, Lessee agrees that it will abide by and conform to all reasonable rules and regulations which Lessor may make from time to time for the management, safety, and care of said properties, including the care and cleanliness of the grounds and including the parking, loading and unloading of vehicles, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessee also agrees to pay its fair share of common expenses incurred in connection with such rules and regulations.~~

41.

Security Measures.  Lessee hereby acknowledges that the Rent payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42.

Reservations.  Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions,

43.

Performance Under Protest.  If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment “under protest” and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay. A Party who does not initiate suit for the recovery of sums paid “under protest” with 6 months shall be deemed to have waived its right to protest such payment.

44.

Authority; Multiple Parties; Execution.

(a)

If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf.  Each Party shall, within 30 days after request, deliver to the other Party satisfactory evidence of such authority.

(b)

If this Lease is executed by more than one person or entity as “Lessee”, each such person or entity shall be jointly and severally liable hereunder.   It is agreed that any one of the named Lessees shall be empowered to execute any amendment to this Lease, or other document ancillary thereto and bind all of the named Lessees, and Lessor may rely on the same as if all of the named Lessees had executed such document.

/s/ illegible initials	PAGE 30 OF 32

INITIALS		INITIALS

© 2001 – AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM STN-9-3/06E

(c)

This Lease may be executed by the Parties in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

45.

Conflict.  Any conflict between the printed provisions of this Lease and typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46.

Offer.  Preparation of this Lease by either Party or their agent and submission of same to the other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47.

Amendments.  This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. As long as they do not materially change Lessee’s obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by a Lender in connection with the obtaining of normal financing or refinancing of the Premises.

48.

Waiver of Jury Trial.  THE PARTIES HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INVOLVING THE PROPERTY OR ARISING OUT OF THIS AGREEMENT.

49.

Mediation and Arbitration of Disputes.  See Addendum.  ~~An Addendum requiring the Mediation and/or the Arbitration of all disputes between the Parties and/or Brokers arising out of this Lease ☐ is ☐ is not attached to this Lease.~~

50.

Americans with Disabilities Act.  Since compliance with the Americans with Disabilities Act (ADA) is dependent upon Lessee’s specific use of the Premises, Lessor makes no warranty or representation as to whether or not the Premises comply with ADA or any similar legislation. In the event that Lessee’s use of the Premises requires modifications or additions to the Premises in order to be in ADA compliance, Lessee agrees to make any such necessary modifications and/or additions at Lessee’s expense.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

ATTENTION:   NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AIR COMMERCIAL REAL ESTATE ASSOCIATION OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1.

SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

2.

RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PREMISES, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR LESSEE’S INTENDED USE.

WARNING: IF THE PREMISES IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE LEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PREMISES IS LOCATED.

/s/ illegible initials	PAGE 31 OF 32

INITIALS		INITIALS

© 2001 – AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM STN-9-3/06E

The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at:		Executed at:
On:		On:

By LESSOR:		By LESSEE:
NBP PARTNERS I, LLC		STREAMRAY STUDIOS INC.
a California limited liability company		a Nevada corporation

By:	/s/ Gerald L. Katell	By:	/s/ Anthony Previte
Name Printed:	Gerald L. Katell	Name Printed:	Anthony Previte
Title:	Managing Member	Title:	Chief Operating Officer

By:	/s/ Raymond A. Watt	By:
Name Printed:	Raymond A. Watt	Name Printed:
Title:	Managing Member	Title:
Address:	c/o WATT Management Company	Address:	6800 Broken Sound Pkwy NW, Suite 100
	Attn: Allison Lynch; 2716 Ocean Park Blvd.,		Boca Raton, FL 33487
Suite 3040, Santa Monica, CA 90405

Telephone:	(310) 314-5069	Telephone:	(561) 912-1700
Facsimile:	(310) 399-6681 email: Alynch@wattcommercial.com	Facsimile:	(561) 912-1761
Federal ID No.		Federal ID No.

BROKER:		BROKER:

Attn:		Attn:
Title:		Title:
Address:		Address:

Telephone:	( )	Telephone:	( )
Facsimile:	( )	Facsimile:	( )
Federal ID No.		Federal ID No.

3807-Steamray/Lease v3

NOTICE:             These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form:  AIR Commercial Real Estate Association, 800 W 6th Street, Suite 800, Los Angeles, CA 90017.  Telephone No.: (213) 687-8777.  Fax No.:  (213) 687-8616.

© Copyright 2001 - By AIR Commercial Real Estate Association.  All rights reserved.
No part of these works may be reproduced in any form without permission in writing.

/s/ illegible initials	PAGE 32 OF 32

INITIALS		INITIALS

© 2001 – AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM STN-9-3/06E

RENT ADJUSTMENT(S)

STANDARD LEASE ADDENDUM

Dated	April 24, 2009

By and Between (Lessor)	NBP Partners I, LLC, a California limited liability company

(Lessee)	Streamray Studios Inc., a Nevada corporation

Address of Premises:	19749 Dearborn Street, Chatsworth 91311

Paragraph   51

A.

RENT ADJUSTMENTS:

The monthly rent for each month of the adjustment period(s) specified below shall be increased using the Method(s) indicated below:

(Check Method(s) to be Used and Fill in Appropriately)

~~☐  1.       Cost of Living Adjustment(s) (COLA)~~

                 ~~a.    On (Fill in COLA Dates):~~

~~the Base Rent shall be adjusted by the change, if any, from the Base Month specified below, in the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for (select one): ☐ CPI W (Urban Wage Earners and Clerical Workers) or ☐ CPI U (All Urban Consumers), for (Fill in Urban Area);~~

                                                                                                                                                                                                                                         ~~, All Items~~

~~(1982-1984 – 100), herein referred to as “CPI”.~~

~~b.    The monthly rent payable in accordance with paragraph A.I.a. of this Addendum shall be calculated as follows:  the Base Rent set forth in paragraph 1.5 of the attached Lease, shall be multiplied by a fraction the numerator of which shall be the CPI of the calendar month 2 months prior to the month(s) specified in paragraph A.I.a. above during which the adjustment is to take effect, and the denominator of which shall be the CPI of the calendar month which is 2 months prior to (select one):  the  ☐ first month of the term of this Lease as set forth in paragraph 1.3 (“Base Month”) or ☐ (Fill in Other “Base Month”):                                                                                            .  The sum so calculated shall constitute the new monthly rent hereunder, but in no event, shall any such new monthly rent be less than the rent payable for the month-immediately preceding the rent adjustment.~~

~~c.    In the event the compilation and/or publication of the CPI shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the CPI shall be used to make such calculation.  In the event that the Parties cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the~~

/s/ illegible initials	PAGE 1 OF 3

INITIALS		INITIALS

© 2001 – AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM RA-3-8/00E

~~then rules of said Association and the decision of the arbitrators shall be binding upon the parties.  The cost of said Arbitration shall be paid equally by the Parties.~~

~~☐      II.      Market Rental Value Adjustment(s) (MRV)~~

~~a.              On (Fill in MRV Adjustment Date(s):~~

~~the Base Rent shall be adjusted to the “Market Rental Value” of the property as follows:~~

                            ~~1)    Four months prior to each Market Rental Value Adjustment Date described above, the Parties shall attempt to agree upon what the new MRV will be on the adjustment date.  If agreement cannot be reached within thirty days, then:~~

                                         ~~(a)    Lessor and Lessee shall immediately appoint a mutually acceptable appraiser or broker to establish the new MRV within the next 30 days.  Any associated costs will be split equally between the Parties, or~~

                                         ~~(b)    Both Lessor and Lessee shall each immediately make a reasonable determination of the MRV and submit such determination, in writing, to arbitration in accordance with the following provisions:~~

                                                                       ~~(i)    Within 15 days thereafter, Lessor and Lessee shall each select an ☐ appraiser or ☐ broker (“Consultant” check one) of their choice to act as an arbitrator.  The two arbitrators so appointed shall immediately select a third mutually acceptable Consultant to act as a third arbitrator.~~

                                                                       ~~(ii)    The 3 arbitrators shall within 30 days of the appointment of the third arbitrator reach a decision as to what the actual MRV for the Promises is, and whether Lessor’s or Lessee’s submitted MRV is the closest thereto.  The decision of a majority of the arbitrators shall be binding on the Parties.  The submitted MRV which is determined to be the closest to the actual MRV shall thereafter be used by the Parties.~~

                                                                       ~~(iii)    If either of the Parties fails to appoint an arbitrator within the specified 15 days, the arbitrator timely appointed by one of them shall reach a decision on his or her own, and said decision shall be binding on the Parties.~~

                                                                       ~~(iv)    The entire cost of such arbitration shall be paid by the party whose submitted MRV is not selected, i.e., the one that is NOT the closest to the actual MRV.~~

                       ~~2.    Notwithstanding the foregoing, the new MRV shall not be less than the rent payable for the month immediately preceding the rent adjustment.~~

              ~~b. Upon the establishment of each New Market Rental Value:~~

                       ~~1)    the new MRV will become the new “Base Rent” far the purpose of calculating any further Adjustments, and –~~

                       ~~2)    the first month of each Market Rental Value term shall become the new “Base Month” for the purpose of calculating any further Adjustments.~~

☑

III.

Fixed Rental Adjustment(s) (FRA) if the Term commences on a day other than the first day of a calendar month, the FRA Adjustment Dates shall be each anniversary of the first day of the first calendar month following the Commencement Date. If the Term commences on the first day of a calendar month, the FRA Adjustment Dates shall be each anniversary of the Commencement Date.

The Base Rent shall be increased to the following amounts on the dates set forth below:

On (Fill in FRA Adjustment Date(s)):

The New Base Rent shall be:

The Base Rent shall be increased by 3% on each FRA Adjustment Date.

/s/ illegible initials	PAGE 2 OF 3

INITIALS		INITIALS

© 2001 – AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM RA-3-8/00E

B.

NOTICE:

Unless specified otherwise herein, notice of any such adjustments, other than Fixed Rental Adjustments, shall be made as specified in paragraph 23 of the Lease.

~~C.            BROKER’S FEE:~~

               ~~The Brokers shall be paid a Brokerage Fee for each adjustment specified above in accordance with paragraph 15 of the Lease.~~

3807-Streamray Rent Adjustment/Addendum

NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AIR Commercial Real Estate Association, 800 W 6th Street, Suite 800, Los Angeles, CA 90017. Telephone No.:  (213) 687-8777.  Fax No.: (213) 687-8616.

/s/ illegible initials	PAGE 3 OF 3

INITIALS		INITIALS

© 2001 – AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM RA-3-8/00E

NORTHRIDGE BUSINESS PARK I

ADDENDUM TO LEASE DATED APRIL 24, 2009
BETWEEN NBP PARTNERS I, LLC (“LESSOR”)
AND STREAMRAY STUDIOS INC. (“LESSEE”)
(19749 DEARBORN STREET, CHATSWORTH)

This Addendum is attached to and made apart of the above-referenced Lease and to the extent of any conflicts this Addendum shall control. Provisions of this Addendum bearing numbers corresponding to the provisions of the Lease shall be deemed to amend or supplement those corresponding provisions.

1.1.

Parties/Ground Lease.  This Lease and all rights, title and interest of Lessee under this Lease are subject and subordinate to the Amended and Restated Ground Lease Agreement (the “Ground Lease”) of the Premises between Southern Pacific Industrial Development Company, as Lessor and Lessor’s predecessor in interest, W&K Investment Company, as lessee, a memorandum of which was recorded on May 27, 1981 as Instrument #81-527156, Official Records of Los Angeles County. The lessee’s interest in the Ground Lease was assigned to Lessor. As used in this Lease, the term “Owner” means the current successor to Southern Pacific Industrial Development Company, a Texas corporation, its successors and affiliates, the term “Leasehold Mortgage” means a first mortgage of Lessor’s leasehold interest under the Ground Lease, and the term “Leasehold Mortgagee” means the holder of a first Leasehold Mortgage.. Lessee’s right to quiet possession as set forth in Paragraph 38 of this Lease shall not be impaired or diminished as a result of any default of Lessor under the Ground Lease provided that a Breach of this Lease is not then occurring and Lessee attorns to Owner. Whenever under this Lease or the law, Lessee is required to perform some act in favor of Lessor, Lessor shall have the right to require Lessee to perform the same act in favor of Owner.  Promptly after the execution and delivery of the Lease by Lessor and Lessee, Lessor shall deliver to Owner a written notice complying with Section 14.02 of the Ground Lease that requires Owner to give written notice to Lessee of any default by Lessor under the Ground Lease as a precondition to Owner exercising its remedies under the Ground Lease for an alleged default by Lessor under the Ground Lease. Further, Lessor shall immediately after the receipt of any written notice from Owner to Lessor of any alleged default by Lessor pursuant to the Ground Lease, deliver a copy of such notice to Lessee.

1.5.

Base Rent Abatement.  Lessee’s obligation to pay monthly installments of Base Rent, but not any other obligation of Lessee pursuant to the Lease, for the first four months of the Term of this Lease shall be deferred until Lessee has fully performed its obligations under this Lease, at which time it shall be forgiven.

8.

Insurance and Liability.

8.2.

Liability Insurance.  Lessee shall maintain at all times commercial general liability insurance, with contractual liability endorsement insuring the indemnity hereinafter set forth, for the mutual benefit of Lessor, Lessee, and Owner against claims for personal injury or death or property damage in or about the Premises (including sidewalks, driveways and curbs adjacent thereto) with limits of not less than Five Million Dollars ($5,000,000) in the event of bodily injury or death of any number of persons in any one accident and broad form property damage coverage of not less than Five Hundred Thousand Dollars ($500,000). Such insurance may be provided through a combination of primary and umbrella policies, and may contain a provision that Lessee be responsible for a commercially reasonable deductible amount given the financial standing of Lessee. The limits of said policy shall be increased from time to time to meet changed circumstances, including, but not limited to, changes in purchasing power of the dollar and changes indicated by the course of plaintiff’s verdicts in personal injury actions in the Superior Court, Los Angeles County, State of California, and if the parties are unable to agree on the amount by which such limits are to be increased, the controversy shall be resolved by arbitration under the procedure set forth in Paragraph 49 hereof. Lessor may not request a change in the limits of the policy as above provided for more than once in any three (3) year period. All such insurance shall be primary insurance, and the policies shall provide that any right of subrogation against Lessor or the Owner is waived.

8.3.

Property Insurance.  At all times, Lessor shall, at the expense of Lessee as provided in Paragraph 8.1, maintain or cause to be maintained the insurance below described for the mutual benefit of Lessor, Lessee, and Owner against the following risks:

(a)

Loss or damage by fire and such other risks as may be embraced within the standard form of extended coverage insurance, from time to time available, insuring the full replacement cost of any such buildings and other improvements from time to time erected on the Premises, except that Lessee Owner Alterations and Utility Installations, Trade Fixtures, and Lessee’s personal property shall be insured by Lessee under Paragraph 8.6 rather than by Lessor. For any replacement building to be constructed hereunder, the coverage upon completion of the building shall be in an amount not less than the value of the improvements as appraised by the appraiser who has made the appraisal for the Leasehold Mortgage and the policy of insurance shall provide for 100% full replacement cost coverage whereby the insurer in substance agrees to be bound by that appraisal.

(b)

Loss or damage by explosion of heating, ventilating, air conditioning equipment, pressure vessels or similar apparatus, now or hereafter installed on the Premises in such limits with respect to any one (1) accident as may reasonably be required by Owner from time to time, but not less than One Million Dollars ($1,000,000); and

(c)

Such other insurance and in such amounts as may from time to time be reasonably required by Owner against other insurable hazards which at the time are commonly insured against in the case of premises similarly situated with due regard to the type of building, its construction and its use and occupancy.

The insurance required by Subparagraphs 8.3(a) through (c) above shall not be invalidated should the insured waive in writing, prior to a loss, any or all rights of recovery against any party for loss occurring to the Premises.

8.4.

Worker’s Compensation.  To the extent required by law, Lessee shall maintain at all times Worker’s Compensation Insurance covering all employees.

8.5.

Rental Income Insurance.  Lessor shall obtain and maintain during the term of this Lease a policy of rental income insurance covering a period of twelve (12) months, which insurance shall also cover all real estate taxes and insurance costs for said period.

8.6.

Lessee’s Property; Business Interruption Insurance.

(a)

Property Damage.  Lessee shall obtain and maintain insurance coverage on all of Lessee’s personal property, Trade Fixtures and Lessee Owned Alterations and Utility Installations. Such insurance shall be full replacement cost coverage with a deductible not to exceed Ten Thousand Dollars ($10,000) per occurrence or an otherwise commercially reasonable amount. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property, Trade Fixtures and Lessee Owned Alterations and Utility Installations.  Lessee shall provide Lessor with written evidence that such insurance is in force.

(b)

Business Interruption.  Lessee shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Lessee for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent lessees in the business of Lessee or attributable to prevention of access to the Premises as a result of such perils.

(c)

No Representation of Adequate Coverage.  Lessor makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Lessee’s property, business operations or obligations under this Lease.

8.7.

Deposit of Policies.

(a)

The Property Insurance described in Paragraph 8.3 and the Rental Income Insurance described in Paragraph 8.5 shall name Lessor as the named insured. All other policies shall name Lessee as the named insured and shall name Lessor and Owner as additional insureds as their respective interest may appear, but subject, nevertheless to loss payee provisions and provisions relative to disposition of insurance proceeds stated below. Losses on the Property Insurance will be adjusted by the insurer with Lessor with insurance payment to be made to Lessor. Losses on the Liability Insurance will be adjusted by the insurer with Lessee, with insurance payment to be made to the named insured and loss payees, if any.

(b)

All insurance shall be effected by valid and enforceable policies issued by insurers licensed to issue policies in the State of California, holding a “General Policyholders Rating” of “A” or better and a financial category of “X” or better as set forth in the most current issue of “Best Insurance Guide.” A certificate for the policies required of Lessee under Paragraph 8.2 shall be delivered to Lessor. To the extent obtainable, all such policies shall contain agreements by the insurers that (i) no act or omission by Lessee shall impair or affect the rights of the insured to receive and collect the proceeds of the policy; (ii) such policy shall not be canceled except upon thirty (30) days prior written notice to each named or additional insured and loss payee; and (iii) the coverage afforded thereby shall not be affected by the performance of any work in or about the Premises. In addition, all policies under Subparagraphs 8.3(a) and (b) and under Paragraph 8.2 shall contain endorsements that the rights of the assured to receive and collect proceeds shall not be diminished because of any additional insurance carried by Lessee and Lessor on their accounts.

8.8.

Inclusion of Mortgagee as Insured. Subject to the provisions hereinafter set forth in this Paragraph 8.8, the policies described in Paragraph 8.3 shall also provide, if required by a Leasehold Mortgagee, for any loss to be payable to any Leasehold Mortgagee as the respective interest of such party may appear, pursuant to a standard mortgagee clause or endorsement. The loss shall be adjusted with the insurance companies by Lessor.

8.9.

Consent to Blanket Insurance Policy Waiver of Subrogation.  Nothing in this Paragraph 8 shall prevent Lessee or Lessor from carrying insurance of the kind required under a blanket insurance policy or policies which cover other properties owned or operated by Lessee or Lessor as well as the Premises herein demised. Any such policy for Property Insurance must provide for 100% full replacement cost coverage called for by Paragraph 8.3.

8.10.

Indemnity.  Lessee does hereby indemnify and agree to forever save and hold harmless Lessor, Owner, and Lessor’s interest in the Premises and this Lease from and against any and all damages, claims, losses, demands, costs, expenses (including attorneys’ fees and costs), obligations, liens, liabilities, actions and cause of action which Lessor or Owner may suffer or incur arising directly or indirectly from this Lease (except to the extent arising from the willful misconduct or gross negligence of Lessor), from Lessee’s use of the Premises, from the conduct of Lessee’s business, from any activity, work or things done, permitted or suffered by Lessee in or about the Premises, from Lessee’s nonobservance or nonperformance of any law, ordinance or regulations, or from any negligence of Lessee or any of Lessee’s agents, contractors, employees, guests, licensees and invitees of Lessee. Lessee further agrees that in case of any such claim, demand, action or proceeding against Lessor or Owner, Lessee, upon notice from Lessor or Owner shall defend Lessor, Owner, and Lessor’s interest in the Premises and this Lease at Lessee’s expense by counsel satisfactory to Lessor. In the event Lessee does not provide a defense against any and all such claims, demands, liens, liabilities, actions or causes of action, threatened or actual, then Lessee will, in addition to the above, pay Lessor and Owner the reasonable attorneys’ fees, legal expenses and costs incurred by Lessor and Owner in providing such defense and Lessee agrees to cooperate with Lessor and Owner in such defense, including, but not limited to, the providing of affidavits and testimony upon request of Lessor.

Notwithstanding any contrary provision of this Paragraph 8.10, Lessee shall not have any liability to Lessor for any damage to Lessor or the Building required to be insured against under this Paragraph 8, even if such damage shall be caused by the negligence of Lessee. Lessor and Lessee agree to have their respective insurance companies issuing property damage insurance waive any rights of subrogation to the extent the insurance is not invalidated thereby.

8.11.

Exemption of Lessor and Owner from Liability. Lessor and Owner, or either of them, shall not be liable for injury to Lessee’s business or any loss of income therefrom or for damages to the goods, wares, merchandise or other property of Lessee, Lessee’s employees, invitees, customers, or any other person in or about the Premises, nor shall Lessor or Owner be liable for injury to the person of Lessee, Lessee’s employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from breakage, obstruction or other defects of pipes, sprinklers, wire appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or from other sources or places, regardless of whether such casualty is covered by insurance, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor and Owner, or either of them, shall not be liable for any damages arising from any act or neglect of any other tenant of adjacent property leased by Lessor or Owner. All insurance required under Paragraph 8 hereof shall be primary insurance, and the policies shall provide that any right of subrogation against Lessee, Lessor or Owner is waived.

12.1(c).

Lessee’s Security Purchase Agreements. Lessor acknowledges that Lessee and its affiliates are party to that certain Securities Purchase Agreement, dated as of August 17, 2005, as amended, and that certain Securities Purchase Agreement, dated as of August 28, 2006, as amended (collectively, the “SPAs”), pursuant to which U.S. Bank National Association (the “Agent” as defined therein) has certain rights with respect to Lessee, including, without limitation, the right to foreclose on Lessee’s capital stock or assume Lessee’s obligations under the Lease, upon the occurrence of certain events as set forth in the SPAs. Notwithstanding any other provision of this Lease to the contrary, Lessor agrees that (i) the Agent has the right within 5 business days after the date for Lessee’s performance of a monetary default under the Lease to cure such monetary default; and (ii) Lessor hereby consents to an assumption by Agent of all of Lessee’s obligations under the Lease resulting from the Agent’s exercise of its rights under the SPAs; provided that (a) the Agent shall give written notice to Lessor of such exercise of rights (as notices are to be served on Lessor hereunder); (b) the Agent shall cure, or cause to cure, all of Lessee’s then existing material defaults, if any, under the Lease as of the date of such assumption, and (c) the Agent shall be responsible for all obligations arising under the Lease as of the date of such exercise of rights.

12.4.

Lessor’s Right to Consideration for Assignment and Portion of Subrents.

(a)

In the event Lessee assigns this Lease pursuant to an assignment that requires the consent of Lessor, then after Lessee shall have received as consideration for such assignment an amount equal to the sum of: (i) the costs paid by Lessee for reasonable tenant improvements in connection with such assignment, (ii) commissions paid to brokers for such assignment, (iii) Lessee’s reasonable attorney fees actually incurred in connection with such assignment, and (iv) the aggregate rent paid by Lessee during any period after the date Lessee ceases to occupy the Premises until the date rent commences under the assignment; Lessor shall be entitled to fifty percent (50%) of the amount by which the aggregate rent paid and payable to Lessee or for Lessee’s account pursuant to such assignment exceeds the amount of rent paid and payable to Lessor pursuant to this Lease.

(b)

In the event all or any portion of the Premises have been sublet pursuant to one (1) or more subleases pursuant to a sublease that requires the consent of Lessor, then after Lessee shall have received as rent an amount equal to the sum of: (i) the costs paid by Lessee for reasonable tenant improvements in connection with each such sublease, (ii) commissions paid to brokers for each such sublease, (iii)

Lessee’s reasonable attorney fees actually incurred in connection with each such sublease, and (iv) the aggregate rent paid by Lessee during any period after the date Lessee ceases to occupy the Premises until the date rent commences under the sublease; Lessor shall be entitled to fifty percent (50%) of the amount by which the aggregate rent paid and payable to Lessee or for Lessee’s account pursuant to all such sublease(s) exceeds the amount of rent paid and payable to Lessor pursuant to this Lease applicable to the subleased portion of the Premises for the period of each such sublease(s). Such excess, if and when actually paid by the sublessee, shall be paid monthly in addition to the rent and all other amounts to be paid to Lessor as herein provided. For purposes of this Subparagraph 12.4(b), the rent paid and payable to Lessor by Lessee for any period for any portion of the Premises subleased by Lessee which constitutes less than all of the Premises, shall be an amount equal to the total rent payable to Lessor by Lessee for such period for the Premises pursuant to this Lease multiplied by a fraction, the numerator of which is the number of rentable square feet in the portion of the Premises subleased and the denominator of which is the number of rentable square feet in the Premises.

30.

Subordination.  Subject to Paragraph 30.3 of the Lease, in the event any first mortgage or deed of trust on the Premises, or Lessor’s interest therein, or any part thereof, be executed by Lessor or the Owner or any of Lessor’s or the Owner’s successors or assigns in favor of any lender, Lessee will, upon written demand from Lessor, or the Owner, and the mortgagee under any such first mortgage or the beneficiary of any such first deed of trust, subordinate or make this Lease prior to the lien of said first mortgage or deed of trust, and to any replacements, renewals or extensions thereof, and upon receipt of such demand Lessee will promptly execute and deliver any commercially reasonable instruments, releases or other documents that may be reasonably required by the mortgagee or beneficiary for the purpose of effecting such subordination. A mortgage or deed of trust to which this Lease may be subordinated shall include a provision to the effect that, notwithstanding such subordination, the mortgagee agrees that so long as Lessee faithfully discharges all obligations on its part to be kept and performed under this Lease, such subordination or attornment shall contain a covenant providing for the quiet enjoyment of the Premises by Lessee and that Lessee’s tenancy will not be affected by any default under such mortgage or deed of trust, and in the event of foreclosure or sale under power of sale, the rights of the tenant under this Lease shall survive and this Lease shall in all respects continue in full force and effect provided that Lessee fully performs all of its obligations thereunder.

42.

Reservations.  Lessor represents and warrants that, except as expressly set forth in the Ground Lease, there are no recorded conditions, covenants or restrictions that would materially and adversely affect Lessee’s rights to use the Premises for the Agreed Use.

49.

Arbitration.  If any controversy shall arise between the parties with respect to any matter set forth in this Lease and such dispute shall not be resolved by the parties within thirty (30) days after either of the parties shall notify the other of this desire to arbitrate the dispute, then the dispute shall be settled by arbitration in accordance with the provisions of Title 9 of the Code of Civil Procedure of California and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction. The arbitration shall be by a panel of three (3) arbitrators unless the parties agree on the use of a single arbitrator, all of whom must be an attorney at law with real estate expertise actively engaged in the arbitration of disputes and/or the practice of his or her profession for at least ten (10) years. The arbitrators shall have no power to modify any of the provisions hereof and their jurisdiction is limited accordingly. Each party hereby consents to the entry of judgment by any court having jurisdiction in accordance with the decision of the arbitration panel. No change in the rules of arbitration which would deprive a party of the right to be represented by counsel, to present evidence, or to cross-examine witnesses presented by the other party shall be effective in any arbitration proceeding arising out of this agreement. Any arbitration provided for herein shall be conducted in the County of Los Angeles. Notwithstanding anything set forth herein to the contrary, the parties agree that Lessor shall have the right to institute unlawful detainer proceedings as provided for in Chapter 4 (commencing with Section 1159) of Title 3 of Part 3 of the Code of Civil Procedure, in the event of the occurrence of any Default listed in Paragraph 13.1 of this Lease.

52.

Reservation of Minerals.  There is reserved to Owner the title and exclusive right to all of the minerals and mineral ores of every kind and character now known to exist or hereafter discovered upon, within or underlying Premises, or that may be produced therefrom, including without limiting the generality of the foregoing, all petroleum, oil, natural gas and other hydrocarbon substances and products derived therefrom all and geothermal steam or brines which may be produced or derived therefrom, together with the exclusive and perpetual right thereto, without, however, the right to use or penetrate the surface of, or to enter upon the Premises within five hundred (500) feet of the surface thereof, to extricate or remove the same. If Lessee’s operations in the Premises for the Agreed Use are materially and adversely disrupted by the exercise of the Owner’s reserved right to extricate and remove such minerals and mineral ores underlying the Premises, Lessee may initiate the termination of this Lease by delivering written notice of Lessee’s intent to terminate pursuant to this paragraph 52 (setting forth in detail the nature of the disruptions) and, if Lessor has not, within 60 days after the delivery of such notice from Lessee to Lessor, substantially corrected the matters causing such disruption to Lessee’s operations, the Lease shall be terminated effective at the end of such 60 day period and neither Lessor nor Lessee shall have any further obligations under this Lease, except for any obligations accruing before the effective date of termination.

53.

Consent to Amendment.  Lessee hereby agrees to execute any amendments to this Lease reasonably requested by any first mortgagee of Lessor’s leasehold interest in this Lease which Lessor reasonably determines do not materially and adversely affect any of Lessee’s rights hereunder or increase Lessee’s obligations or liabilities hereunder.

54.

Lessor Liability.  Notwithstanding any other provision of this Lease, in no event shall Lessor be liable to Lessee for any consequential damages or lost profits. No recourse shall be had by Lessee for any reason to any assets of Lessor, or Lessor’s partners, other than Lessor’s interest in the Premises.

AIR COMMERCIAL REAL ESTATE ASSOCIATION
GUARANTY OF LEASE

WHEREAS,  NPB Partners I, LLC                                                                                                                                                        , hereinafter

“Lessor”, and  Streamray Studios Inc., a Nevada corporation                                                                                                                              , hereinafter

“Lessee”, are about to execute a document entitled “Lease” dated April 24 , 2009                                                      concerning the premises commonly

known as 19749 Dearborn Street, Chatsworth 91311                                                                                                                                  wherein Lessor

will lease the premises to Lessee, and

WHEREAS,  FriendFinder Networks Inc.

hereinafter “Guarantors” have a financial Interest in Lessee, and

WHEREAS, Lessor would not execute the Lease if Guarantors did not execute and deliver to Lessor this Guarantee of Lease.

NOW THEREFORE, in consideration of the execution of the foregoing Lease by Lessor and as a material inducement to Lessor to execute said Lease, Guarantors hereby jointly, severally, unconditionally and irrevocably guarantee the prompt payment by Lessee of all rents and all other sums payable by Lessee under said Lease and the faithful and prompt performance by Lessee of each and every one of the terms, conditions and covenants of said Lease to be kept and performed by Lessee.

It is specifically agreed that the terms of the foregoing Lease may be modified by agreement between Lessor and Lessee~~, or by a course of conduct~~, and said Lease may be assigned by Lessor or any assignee of Lessor without consent or notice to Guarantors and that this Guaranty shall guarantee the performance of said Lease as so modified.

This Guaranty shall not be released, modified or affected by the failure or delay on the part of Lessor to enforce any of the rights or remedies of the Lessor under said Lease, whether pursuant to the terms thereof or at law or in equity.

No notice of default need be given to Guarantors, it being specifically agreed that the guarantee of the undersigned is a continuing guarantee under which Lessor may proceed immediately against Lessee and/or against Guarantors following any breach or default by Lessee or for the enforcement of any rights which Lessor may have as against Lessee under the terms of the Lease or at law or in equity.

Lessor shall have the right to proceed against Guarantors hereunder following any breach or default by Lessee without first proceeding against Lessee ~~and without previous notice to or demand upon either Lessee or Guarantors.~~

Guarantors hereby waive (a) notice of acceptance of this Guaranty, (b) demand of payment, presentation and protest, ~~(c) all right to assert or plead any statute of limitations relating to this Guaranty or the Lease~~, (d) any right to require the Lessor to proceed against the Lessee or any other Guarantor or any other person or entity liable to Lessor, ~~(e) any right to require Lessor to apply to any default any security deposit or other security it may hold under the Lease,~~ (f) any right to require Lessor to proceed under any other remedy Lessor may have before proceeding against Guarantors, ~~(g) any right of subrogation~~.

Guarantors do hereby subordinate ~~subrogate~~ all existing or future indebtedness of Lessee to Guarantors to the obligations owed to Lessor under the Lease and this Guaranty.

~~If a Guarantor is married, such Guarantor expressly agrees that recourse may be had against his or her separate property for all of the obligations hereunder.~~

The obligations of Lessee under the Lease to execute and deliver estoppel statements and financial statements, as therein provided, shall be deemed to also require the Guarantors hereunder to do and provide the same.

© - AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM GR-1-12/96E

The term “Lessor” refers to and means the Lessor named in the Lease and also Lessor’s successors and assigns. So long as Lessor’s interest in the Lease, the leased premises or the rents, issues and profits therefrom, are subject to any mortgage or deed of trust or assignment for security, no acquisition by Guarantors of the Lessor’s interest shall affect the continuing obligation of Guarantors under this Guaranty which shall nevertheless continue in full force and effect for the benefit of the mortgagee, beneficiary, trustee or assignee under such mortgage, deed of trust or assignment and their successors and assigns.

The term “Lessee” refers to and means the Lessee named in the Lease and also Lessee’s successors and assigns.

In the event any action be brought by said Lessor against Guarantors hereunder to enforce the obligation of Guarantors hereunder, the unsuccessful party in such action shall pay to the prevailing party therein a reasonable attorney’s fee which shall be fixed by the court.

This Guaranty is and shall be deemed to be a contract entered into and pursuant to the laws of the State of California and shall in all respect be governed, construed, applied and enforced in accordance with the laws thereof. Guarantor hereby consents to venue for purposes of any action brought by Lessor under this Guaranty in any state or federal court located in the County of Los Angeles, State of California.

If this Form has been filled in, it has been prepared for submission to your attorney for his approval. No representation or recommendation is made by the AIR Commercial Real Estate Association, the real estate broker or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Form or the transaction relating thereto.

Executed at:	FriendFinder Networks Inc.	FriendFinder Networks Inc.,
On:	April 27, 2009	a Nevada corporation
Address:	6800 Broken Sound Pkwy, Suite 200	By:	/s/ Daniel C. Staton
	Boca Raton, FL 33487	Name:	Daniel C. Staton
		Title:	Chairman of the Board
By:
Name:
Title:
“GUARANTORS”

3807-Streamray

Guaranty v2

© - AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM GR-1-12/96E